UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust – June Funds
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

June 30, 2018

Annual Report

Touchstone Strategic Trust

Touchstone Balanced Fund

Touchstone International Equity Fund

Touchstone Large Cap Focused Fund

Touchstone Small Company Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4
Tabular Presentation of Portfolios of Investments (Unaudited)	19 - 20
Portfolios of Investments:
Touchstone Balanced Fund	21
Touchstone International Equity Fund	27
Touchstone Large Cap Focused Fund	30
Touchstone Small Company Fund	32
Statements of Assets and Liabilities	34 - 35
Statements of Operations	36 - 37
Statements of Changes in Net Assets	38 - 41
Statements of Changes in Net Assets - Capital Stock Activity	42 - 45
Financial Highlights	46 - 56
Notes to Financial Statements	57 - 73
Report of Independent Registered Public Accounting Firm	74 - 75
Other Items (Unaudited)	76 - 78
Management of the Trust (Unaudited)	79 - 81
Privacy Protection Policy	83

This report identifies the Funds' investments on June 30, 2018. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the seven months ended June 30, 2018.

The global economic recovery, now in its 10th year following the 2008 financial crisis, gained momentum in 2017 as the U.S., Japan, the European Union and China all reported solid economic growth. Despite the overall solid economic fundamentals, market volatility increased in 2018 as tariffs and trade tensions raised the specter of an escalating global trade war. The “synchronized global expansion” showed signs of unraveling because of these growing trade tensions. Monetary policies across the major central banks remained divergent throughout the period as the Bank of Japan and the European Central Bank maintained accommodative stances, while the U.S. Federal Reserve Board (Fed) continued moving toward its goal of monetary policy normalization by raising interest rates three times in the fiscal year. Additionally, the Fed announced and began executing on plans to reduce the size of its balance sheet by selling securities it had acquired during its quantitative easing programs.

Despite the negative impact of widening trade disputes, global equities eked out positive returns, led by the domestic market. While non-U.S. equities produced positive local currency returns, a strengthening U.S. dollar offset those gains and resulted in slight losses for dollar-denominated investors allocating to foreign markets. Within the U.S. equity markets, growth-oriented stocks far outpaced their value-oriented counterparts, while small-capitalization stocks outperformed mid- and large-capitalization stocks.

The Fed’s three interest rate hikes during the fiscal year pushed short-term interest rates higher. Longer-term interest rates also moved higher early in the period before settling into range-bound trading from mid-February on. This rise in interest rates drove negative returns for investment grade bonds. Though non-investment grade bonds also experienced price declines, these were offset by these bonds’ higher coupon payments, enabling the non-investment grade market to produce slightly positive returns in aggregate for the fiscal period.

With 2019 now on the horizon, the post-crisis bull market is approaching its 10 year anniversary. While it has certainly experienced periods of volatility, the length and strength of this market environment only reinforces our view that investing is a long-term endeavor which requires a multi-year approach. A disciplined approach and appropriate time horizon can deter short-termism and reactive decision-making. Your financial advisor can help you by identifying a risk-return profile and developing an investment plan that will help you address your long-term financial goals.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Balanced Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising 60 percent equity securities and 40 percent fixed-income securities.

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.

Fund Performance

The Touchstone Balanced Fund (Class A Shares) underperformed its first benchmark, the S&P 500® Index, and outperformed its second benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the seven-month period ended June 30, 2018. The Fund’s total return was 1.72 percent (calculated excluding the maximum sales charge) while the total return of the S&P 500® Index was 3.79 percent and the total return of the Bloomberg Barclays U.S. Aggregate Bond Index was -1.17 percent.

Market Environment

The market environment was mixed during the period. In the last quarter of 2017, U.S. equities continued the bull market that began in 2009 as the market experienced low volatility and ended the year near all-time highs. Solid financial conditions and strong profit growth were the key drivers of the market. Markets benefited from an added boost in the later stages of 2017 as the White House and Congressional Republican leaders coalesced around a plan for tax reform. In the first quarter of 2018, the major theme in the U.S. equity market was the return of volatility. The primary drivers were concerns over higher interest rates and uncertainty about trade relations. The U.S. equity market experienced the first correction of 10 percent in more than a year and ended the quarter down slightly. In the second quarter, the U.S. equity market ended slightly higher as solid earnings and elevated corporate buyback activity overshadowed ongoing trade concerns. Sectors that led the S&P 500® Index higher included Information Technology, Consumer Discretionary and Energy. The Consumer Staples, Telecommunication Services, Real Estate, Industrials, Materials, Financials, Health Care and Utilities sectors underperformed the index during the period.

The yield curve continued to flatten over the period with interest rates on the front end of the curve rising at a greater magnitude than the long end. This was driven by the combination of the U.S. Federal Reserve Board continuing to gradually raise short-term rates and lower-than-expected inflation subduing the long-end of the yield curve. U.S. investment grade corporate bonds and Treasuries declined during the period, while U.S. non-investment grade corporate bonds gained due to positive economic data and continued investor demand for high-yield bonds. Emerging Markets debt also declined as a stronger dollar and uncertainty on global trade made the space unappealing to investors.

Portfolio Review

Sectors in which the Fund outperformed the S&P 500® Index included Telecommunication Services, Industrials, Health Care, Financials, Information Technology, Consumer Staples and Real Estate. The Consumer Discretionary, Utilities and Energy sectors were the areas where the Fund underperformed the index. Sector allocation was marginally positive to performance primarily due to the underweights to Utilities, Real Estate, Industrials, and Health Care.

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

With credit spreads widening during the period, the Fund’s typical overweight to risk assets was detrimental to performance. The Fund’s allocation to investment grade corporate bonds naturally made this segment a primary source of weakness during the period. The Fund’s allocation to U.S. dollar denominated Emerging Markets debt also detracted. Given the negative move in the market overall, the Fund’s holdings in cash contributed to performance over the period.

Outlook

Overall, our outlook supports the Fund’s overweight to risk assets based on steady U.S. economic growth and moderate inflation levels. While broad financial conditions are not tight, they have tightened in recent months amid increased market volatility and higher interest rates.

At the mid-point of a year that has been characterized by strong economic data and corporate earnings overshadowing trade conflicts and rising interest rates, the U.S. equity market is slightly ahead of where we started the year. Our view is that the U.S. equity market is healthy and priced at fair value. We continue to monitor the most common indicators of the end of a bull market – a credit cycle, inflation, and an asset bubble. At this point, these indicators do not give us reason to get defensive. We also look for deteriorating market breadth, which is typically a hallmark of an ensuing market top. Throughout the year, market breadth readings have been solid. As a result, the Fund’s cash position remains near its historical average.

Within fixed income, valuations have adjusted to reflect uncertainty around trade issues, but potential upside to price appreciation remains limited. The team has been taking advantage of opportunities among Securitized Assets when possible, where attractive risk/reward profiles can be found in the Asset-Backed and Non-agency Mortgage-Backed Sectors. We also are attracted to these sectors’ close connection to consumer spending, which continues to be healthy. We believe interest rates are currently fair and do not anticipate a meaningful move higher from here. As a result, the Fund’s portfolio will generally remain duration neutral relative to the Bloomberg Barclays U.S. Aggregate Bond Index, and look to opportunistically take advantage of dislocations in the market as they arise.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Balanced Fund - Class A*, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was November 15, 1938, May 4, 1998 and August 27, 2007, respectively. Class C shares and Class Y shares performance information was calculated using the historical performance of Class A shares for periods prior to May 4, 1998 and August 27, 2007, respectively. The returns have been restated for sales loads and fees applicable to Class C and Class Y shares. The launch date of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index was after the inception date of the Fund, therefore there is no return for inception.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Prior to October 28, 2017, the maximum offering price per share of Class A shares was equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Effective October 28, 2017, the maximum offering price per share of Class A shares is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Equity Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone International Equity Fund invests primarily in common stocks of established large capitalization companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The process starts with a regular quantitative screening or bottom up identification of companies that meet the investment profile of high returns on capital, operating margins and strong cash flow generation. These means of identifying companies narrows the investable universe. The Fund analyzes companies based on the following five fundamental factors: business quality, valuation, growth, management and balance sheet strength, focusing on quality at a reasonable price. This approach to portfolio construction seeks to result in a concentrated, high-conviction portfolio.

Fund Performance

The Touchstone International Equity Fund (Class A Shares) underperformed its benchmark, the MSCI EAFE Index, for the seven-month period ended June 30, 2018. The Fund’s total return was -3.23 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was -1.19 percent.

Market Environment

The seven-month period ended June 30, 2018 was a tale of two markets. The MSCI EAFE Index declined overall despite the Energy, Materials and Real Estate sector stocks generating positive returns. Conversely, Telecommunication Services, Financials and Industrials sectors each posted negative returns. The steady up market at the end of 2017 culminated in record low volatility and post-financial-crisis highs in global indices in early 2018. January saw a spike in volatility and an initial crash, which led to choppier, generally falling markets for the rest of the period. The dollar recovered sharply in January, benefiting from the risk off trade and further stressed export-oriented markets. As the period ended, there were signs of peaking global economic growth and tightening monetary conditions combined with rising trade tensions, which dampened investor confidence.

Portfolio Review

The Touchstone International Equity Fund underperformance was mainly due to poor stock selection in the Consumer Discretionary, Real Estate and Materials sectors, while an underweight position in the Financials sector and solid stock selection in the Information Technology sector were positive contributors to performance over the seven-month period. Geographically, the Fund’s holdings in Canada and India were the largest performance detractors, while an overweight position in the U.K. and good stock selection within the country contributed to performance. Additionally, the Fund benefited from solid stock selection in its German and Dutch holdings.

Among the detractors from relative performance over the seven-month period were PC Jeweller (Consumer Discretionary sector), SES SA (Consumer Discretionary sector) and Uni-Select Inc. (Consumer Discretionary sector).

Shares of PC Jeweller Ltd., one of India’s leading branded jewelry makers and retailers, experienced a significant decline during the seven-month period. The Indian jewelry market has been going through a structural transition as organized retailers such as PC Jeweller gain market share from the highly fragmented mom and pop segment, thanks in part to the recent introduction of mandatory hallmarking of gold jewelry and a new general sales tax introduced in 2017. As a result, PC Jeweller’s growth began to accelerate as the company expanded its national retail footprint, which led to a strong share price rise during calendar year 2017. The last six months,

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

however, were considerably less friendly to the company and its shareholders. Several events, which were either completely unrelated to the company or irrelevant to the value of the business, combined with some aggressive and unfounded rumor mongering by short sellers, reduced the value of the stock. We believe the company’s valuation was at the point where its implied value was no longer recognizing any value to the business beyond its inventory on hand. Research and ongoing communication with management suggested there was a fundamental disconnect between the recent share price volatility and the economic reality of the underlying business. Management continued to roll out new, mainly franchised locations and recently announced a share buyback in an effort to help restore confidence among investors.

SES is the Luxembourg-domiciled global leading provider of fixed satellite services, including video broadcasting and broadband services. The company’s share price came under pressure during the latter part of 2017 as the company failed to deliver on expectations over multiple quarters as improvements in data compression technology led to weaker than expected revenue growth. As a result, the position was sold.

Uni-Select, a Canadian-based commercial distributor of automotive parts and paint, reported inconsistent results over recent quarters. The company attributed some of the headwinds to transitory factors, but also admitted to some unfavorable evolving market dynamics, as Axalta Coating Systems, the company’s largest paint supplier in North America, announced a modification in its distribution strategy.

Among the contributors to relative performance over the seven-month period were Aveva Group PLC (Information Technology sector), Wynn Macau Ltd. (Consumer Discretionary sector) and BCA Marketplace PLC (Consumer Discretionary sector).

Aveva Group is a leading industrial software company with a strong market share in computer-aided design and product lifecycle management solutions for the process manufacturing industry. We believe the company’s recent merger with Schneider Software SE should provide unmatched end-to-end capabilities in design, simulation and operations. The market was encouraged by the potential synergies from the combination and its Internet of Things platform (IoT). In addition, the company saw a steady recovery in its key end markets on the back of higher oil prices.

Wynn Macau is the Hong Kong listed subsidiary of Wynn Resorts in Las Vegas. Shares of Wynn Macau continued their winning streak through the early part of 2018, following a stellar 2017. The recovery in the Macau gaming sector accelerated over the course of 2017 as spending on luxury and gaming among Chinese consumers gained momentum. Wynn Macau particularly benefited from the successful opening and market share gain of its high profile premium resort Wynn Palace on Macau’s Cotai Strip. The Fund’s Wynn Macau position was sold in January 2018.

BCA Marketplace operates Europe’s largest used vehicle marketplace. It has more than 50 percent share of the market in the U.K. and Germany and leading positions in many other markets across Europe. The company conducts physical and online auctions. In addition to exhibiting solid growth over the past year, its share price surged after private equity firm Apax Partners Worldwide LLC said it was considering an offer for the company.

During the seven-month period, the Fund sold six holdings and purchased five new positions. Most sales were a result of valuations that exceeded our comfort level, while a few reflected reduced confidence in the Fund’s investment theses due to deteriorating fundamentals. A couple of small positions that were received as a result of spin offs from larger holdings were also sold. Sector and country allocation remained more or less stable over the period.

Outlook

We believe politics is beginning to supplant monetary policy as the primary driver of global markets. That is not to say that monetary conditions are necessarily stable, after all, interest rates continued to rise in the U.S.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

and the U.S. Federal Reserve Board’s (Fed’s) balance sheet continued to slowly contract, while it appears likely that Europe will begin, cautiously at first, to wind down quantitative easing soon. Nonetheless, the massive injections of liquidity that helped propel financial markets and economic activity over the past decade are more than likely behind us now, while one political consequence of the long period of easy money, namely the radicalization of economic policy proposals, begins to make itself felt. From rising trade protectionism to the increasing resonance of outright socialism with young voters; from Brexit to the rise of Euroskeptic political parties across Europe, we believe the message is clear: the current combination of policy mix, technological change and globalization is increasingly leaving certain vulnerable citizens behind and resulting in a hollowing out of the political center. How this tension is ultimately resolved is the biggest question facing developed countries, their politicians and investors going forward.

Although some parts of the stock market, in particular the digital disruptors in Information Technology, look pricey by historical standards, a number of the stable growth businesses where we focus our efforts are trading at some of the most attractive valuations in several years. With increasing signs of slowing global growth, we believe an emphasis on high quality businesses with strong balance sheets leaves the Fund well positioned for the potential risks and opportunities ahead.

9

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone

International Equity Fund - Class A* and the MSCI EAFE Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was March 1, 1993, May 4, 1998, August 27, 2007 and October 30, 2017, respectively. Class C shares, Class Y and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to May 4, 1998, August 27, 2007 and October 30, 2017, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Prior to October 28, 2017, the maximum offering price per share of Class A shares was equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Effective October 28, 2017, the maximum offering price per share of Class A shares is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

10

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to invest in companies of large capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Large Cap Focused Fund (Class A Shares) outperformed the S&P 500® Index for the seven-month period ended June 30, 2018. The Fund’s total return was 4.74 percent (calculated excluding the maximum sales charge) while the return of its benchmark was 3.79 percent.

Market Environment

The market environment was mixed during the period. In the last quarter of 2017, U.S. equities continued the bull market that began in 2009 as the market experienced low volatility and ended the year near all-time highs. Solid financial conditions and strong profit growth were the key drivers of the market. Markets benefited from an added boost in the later stages of 2017 as the White House and Congressional Republican leaders coalesced around a plan for tax reform. In the first quarter of 2018, the major theme in the U.S. equity market was the return of volatility. The primary drivers were concerns over higher interest rates and uncertainty about trade relations. The U.S. equity market experienced the first correction of 10 percent in more than a year and ended the quarter down slightly. In the second quarter, the U.S. equity market ended slightly higher as solid earnings and elevated corporate buyback activity overshadowed ongoing trade concerns. Sectors that led the S&P 500® Index higher included Information Technology, Consumer Discretionary, and Energy. The Consumer Staples, Telecommunication Services, Real Estate, Industrials, Materials, Financials, Health Care, and Utilities sectors underperformed the benchmark during the period.

Portfolio Review

Sectors in which the Fund outperformed the benchmark included Telecommunication Services, Industrials, Health Care, Financials, Information Technology, Consumer Staples, and Real Estate. The Consumer Discretionary, Utilities, and Energy sectors were the areas where the Fund underperformed its benchmark. The cash position detracted from performance given the positive move in the S&P 500® Index during the period. Sector allocation was marginally positive to performance primarily due to the underweights to Utilities, Real Estate, Industrials, and Health Care.

Stock selection was the primary driver of the Fund’s outperformance relative to the benchmark. The three largest contributors to performance were S&P Global, Inc. (Financials sector), Boeing Co. (Industrials sector), and Visa Inc. (Information Technology sector). The three largest detractors for the period were McDonald’s Corp., Comcast Corp., and Amazon.com, Inc. (all from the Consumer Discretionary sector).

Outlook

At the mid-point of a year that has been characterized by strong economic data and corporate earnings overshadowing trade conflicts and rising interest rates, the U.S. equity market is slightly ahead of where we started the year. Our view is that the U.S. equity market is healthy and priced at fair value with the assumption that the market should achieve seven to eight percent returns going forward. We continue to monitor the most common indicators of the end of a bull market – a credit cycle, inflation, and an asset bubble. At this point, these indicators do

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

not give us reason to get defensive. We also look for deteriorating market breadth, which is typically a hallmark of an ensuing market top. Throughout the year, market breadth readings have been solid. As a result, the Fund’s cash position remains near its historical average.

While we do not see signs of what typically causes a severe pullback, the Fund’s positioning reflects the sub-advisor’s belief that we are in the later stages of the market cycle. The team continues to look for businesses that it believes are mispriced by the market. The Fund currently emphasizes larger cap, Franchise Value businesses with higher barriers to entry.

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap

Focused Fund - Class A* and the S&P 500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was January 12, 1934, May 4, 1998, May 4, 2007 and December 23, 2014, respectively. Class C shares, Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class A shares for the periods prior to May 4, 1998, May 4, 2007 and December 23, 2014, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares. The launch date of the S&P 500® Index was after the inception date of the Fund, therefore there is no return for inception.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Prior to October 28, 2017, the maximum offering price per share of Class A shares was equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Effective October 28, 2017, the maximum offering price per share of Class A shares is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

13

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Company Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-advisor believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Fund Performance

The Touchstone Small Company Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Index, for the seven-month period ended June 30, 2018. The Fund’s total return was 6.89 percent (calculated excluding the maximum sales charge) while the return of the benchmark was 7.23 percent.

Market Environment

U.S. equity markets experienced solid returns for the seven-month period ended June 30, 2018. At the beginning of the period, the overall economic environment was stable and positive. We believe the primary catalyst for market gains in late 2017 was anticipation of corporate tax reform legislation, which was ultimately passed in December. The market’s upward momentum carried over to the first quarter of 2018 with the benchmark marching to all-time highs in January. However, the favorable trading conditions gave way to a significant increase in volatility in February and March and economic growth remained solid in early 2018, with continued strength in the labor market and moderate inflation levels. This positive economic environment combined with strong corporate profits re-energized markets in the second quarter of 2018.

While most sectors generated positive absolute returns during the seven-month period, value-oriented sectors generally underperformed their growth counterparts. Traditional growth sectors such as Health Care, Information Technology, and Consumer Discretionary were among the top performing are as of the market, while the value-oriented Financials sector underperformed. Bond proxies (i.e., Utilities, Real Estate, and Telecommunication Services) detracted from performance during a period in which interest rates rose sharply.

Portfolio Review

The Information Technology sector was the Fund’s largest weight on an absolute and relative basis. In a period when Information Technology was one of the benchmark’s strongest performing sectors, this positioning was beneficial to the Fund’s relative returns. Strong security selection in the sector also contributed. Technology Hardware and Equipment was an area of particular strength, with the Fund’s holdings significantly outperforming their benchmark peers. Plantronics Inc. was among the Fund’s top performers. A designer and manufacturer of phone headsets and headset accessories, Plantronics announced a pending acquisition of Polycom Inc., which will allow the company to expand into new areas such as web conferencing and desktop calling. The market recognized the strategic benefits of this acquisition and drove Plantronics’ stock price in the period.

The Fund’s stock selections in the Semiconductor space also added to relative performance. One example was ON Semiconductor Corp. We initiated this position in 2013 when the company was in the early stages of the equity investment cycle with low market expectations. Our research led us to believe that a focus on automotive and industrial end markets where semiconductor content is growing would lead to better than industry revenue growth. Additionally, we were encouraged by a number of corporate initiatives to expand margins, increase free cash flow conversion, and improve the capital structure. This long-term holding delivered positive results as the investment thesis came to fruition.

Though providing strong absolute returns, the Fund’s Software & Services positions slightly lagged the benchmark’s return for this segment of the Information Technology sector. Bottomline Technologies Inc. was among the

14

Management's Discussion of Fund Performance (Unaudited) (Continued)

Fund’s top performers in the group. Bottomline Technologies is a provider of business and financial software with primarily a subscription based business model. A year ago, the company was experiencing falling market expectations as the cost and time to implement large new digital banking sales were greater than anticipated. We viewed these cost and timing issues as transitory, and we believed that once implemented, they would drive higher and more consistent revenue growth and profitability levels. Consistent with our investment thesis, we believe the management team has executed well, and the stock has appreciated on higher market expectations for the company. However, not all of the Fund’s Software and Services positions met expectations. Nuance Communications Inc. was one of the more challenging positions in the fiscal period and detracted from performance. Nuance Communications provides voice and language software solutions for businesses and consumers across the Health Care, Enterprise, Automotive, and Mobile markets. The company’s IT network was impacted by a global malware incident, which resulted in lost healthcare business segment revenue and remediation costs. The company successfully resolved the issue and future bookings were not impacted. However, more recently, demand has been weak for certain components of its non-core mobile and imaging segments, causing the company to lower its organic growth targets. We have reevaluated our investment thesis and the Fund continues to hold a position in the company given its compelling industry positions (particularly in Health Care and Automotive), high margins, and strong free cash flow conversion. Lastly, we are optimistic that the newly appointed CEO will make positive changes going forward.

The Health Care sector was the Fund’s second largest weight. While the Fund’s holdings generated returns in excess of the broader small cap market, they trailed the benchmark’s Health Care sector, the best performing segment of the market for the seven months ended June 30, 2018. Nuvasive Inc., a leading provider of spine surgical products, detracted from performance. The company experienced a deceleration in revenue growth from its above market growth to rates more in line with the market over the last year, which has compressed the valuation multiple of the business. Additionally, the transition to in-source manufacturing and resulting margin improvement benefits has taken longer than anticipated. We assessed our investment thesis and the Fund continued to hold the stock. We believe that the company’s leading position in the development of minimally-disruptive spine surgical options continued to place it at the forefront of gaining market share, and that while delayed, the margin improvement initiatives will ultimately come to fruition.

Despite the broad underperformance of the Fund’s Health Care positions, there were several successes in the sector. One of the Fund’s top performing stocks in the period, Haemonetics Corp., was in the Health Care space. The company is a provider of hematology products and solutions for plasma collection, blood centers, and hospitals. The company hired a new CEO and CFO two years ago in the summer of 2016. The new leadership executed several initiatives to stabilize the business model which we believe will start to drive better revenue growth and margin improvement. Additionally, it successfully executed the FDA approval of its next generation plasma collection device and software, the NexSys PCS. This product and software materially improves plasma collection efficiencies that are expected to drive significant improvements in the company’s business model over the coming years. The stock price has positively reacted in anticipation of these expected improvements. Similarly, the recent portfolio purchase of Tactile Systems Technology Inc. contributed to performance. The company is a leader in developing at-home therapy devices that treat chronic swelling conditions such as lymphedema and chronic venous insufficiency. We believe it has the leading technology and distribution strategy in an underpenetrated industry. This is a classic small company growth stock which we believe was undervalued given the characteristics of the business model.

Mergers and acquisitions (M&A) activity remained a theme in the Fund for the period. There were five companies involved with M&A in the Information Technology sector. Microsemi Corp., a long-term semiconductor holding, was acquired by Microchip Technology Inc., and Broadsoft, a software provider to the unified communications market, was bought by Cisco Systems Inc. Additionally, three Fund positions were involved in private equity acquisitions - Barracuda Networks Inc., a security software provider; Blackhawk Network Holdings Inc., a

15

Management's Discussion of Fund Performance (Unaudited) (Continued)

provider of physical and digital gift cards; and VeriFone Systems Inc., a leading provider of point-of sale (POS) hardware and software. Outside of the Information Technology sector, Regal Entertainment & Consultants Ltd., a leading theater operator in the United States, was acquired by the United Kingdom’s largest theater operator. We invested in all of these companies in the early stages of their growth cycles. As the management teams executed initiatives to improve the business model, the companies became attractive targets in the later stages of the investment cycle to both strategic and financial buyers.

Outlook

The broader economic environment remains conducive to small company stocks and their earnings growth prospects. Additionally, U.S. corporate tax reform was a positive development, in the immediate form of higher earnings, and longer-term potential value creation from increased cash flows. Furthermore, it should accelerate M&A activity, which is a hallmark to investing in small company stocks, and has also been a driver of portfolio returns.

We remain focused on executing our fundamental stock selection and portfolio management process. We believe that stocks experience a four stage investment cycle and our research process is focused on the dynamics that apply to each stage of the investment cycle. We believe that excess returns and lower volatility are driven by the ability to successfully identify a stock’s current stage and the potential for it to transition to a different stage of its investment cycle.

16

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small

Company Fund - Class A* and the Russell 2000® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Institutional Class shares and Class R6 shares was March 1, 1993, July 9, 2001, May 4, 2007, October 30, 2017 and December 23, 2014, respectively. Class C shares, Class Y shares, Institutional Class shares and Class R6 shares performance was calculated using the historical performance of Class A shares for the periods prior to July 9, 2001, May 4, 2007, October 30, 2017 and December 23, 2014, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y, Institutional Class and Class R6 shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Prior to October 28, 2017, the maximum offering price per share of Class A shares was equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Effective October 28, 2017, the maximum offering price per share of Class A shares is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Institutional Class shares and Class R6 shares are not subject to sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

17

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Tabular Presentation of Portfolios of Investments (Unaudited)

June 30, 2018

The tables below provide each Fund’s geographic allocation, credit quality and/or sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Balanced Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	52.1%
AA/Aa	4.0
A/A	13.5
BBB/Baa	27.9
BB/Ba	1.0
Not Rated	1.5
100.0%

Sector Allocation**	(% of Net Assets)
Fixed Income Securities	28.7%
Common Stocks
Information Technology	17.5
Health Care	10.5
Financials	9.8
Consumer Discretionary	8.8
Industrials	7.1
Consumer Staples	5.5
Energy	4.6
Telecommunication Services	1.5
Materials	1.4
Real Estate	0.8
Exchange-Traded Funds	2.2
Preferred Stock	0.0
Short-Term Investment Fund	1.5
Other Assets/Liabilities (Net)	0.1
Total	100.0%

Touchstone International Equity Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
United Kingdom	30.0%
France	8.7
Switzerland	7.7
Canada	6.3
Germany	5.7
Ireland	5.1
India	4.3
Japan	3.8
China	3.1
Spain	2.8
Denmark	2.5
Netherlands	2.3
Mexico	2.3
Greece	2.3
South Korea	1.7
United States	1.6
Australia	1.5
Jersey	1.4
Short-Term Investment Funds	9.5
Other Assets/Liabilities (Net)	(2.6)
Total	100.0%

*	Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

19

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Large Cap Focused Fund
Sector Allocation*	(% of Net Assets)
Information Technology	25.6%
Financials	14.3
Consumer Discretionary	13.3
Health Care	13.0
Consumer Staples	8.4
Industrials	8.2
Energy	6.9
Telecommunication Services	2.2
Materials	1.8
Real Estate	1.3
Exchange-Traded Funds	4.8
Short-Term Investment Fund	0.6
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%

Touchstone Small Company Fund
Sector Allocation*	(% of Net Assets)
Information Technology	25.3%
Industrials	19.6
Health Care	19.1
Consumer Discretionary	12.6
Financials	10.8
Real Estate	3.3
Energy	1.5
Consumer Staples	1.4
Telecommunication Services	1.4
Materials	1.3
Short-Term Investment Fund	4.0
Other Assets/Liabilities (Net)	(0.3)
Total	100.0%

*	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

20

Portfolio of Investments

Touchstone Balanced Fund – June 30, 2018

		Market
	Shares	Value

Common Stocks — 67.5%

Information Technology — 17.5%
Accenture PLC (Ireland) - Class A	30,000	$4,907,700
Alphabet, Inc. - Class C*	6,000	6,693,900
Apple, Inc.	48,000	8,885,280
Check Point Software Technologies Ltd. (Israel)*	20,000	1,953,600
Facebook, Inc. - Class A*	17,266	3,355,129
Microsoft Corp.	123,000	12,129,030
Synopsys, Inc.*	30,000	2,567,100
Texas Instruments, Inc.	60,000	6,615,000
Visa, Inc. - Class A	53,000	7,019,850
		54,126,589

Health Care — 10.5%
AmerisourceBergen Corp.	23,954	2,042,558
Amgen, Inc.	15,000	2,768,850
Becton Dickinson and Co.	13,000	3,114,280
Biogen, Inc.*	5,000	1,451,200
Bristol-Myers Squibb Co.	45,000	2,490,300
CVS Health Corp.	10,000	643,500
Johnson & Johnson	23,000	2,790,820
Merck & Co., Inc.	70,000	4,249,000
Novartis AG (Switzerland) ADR	28,756	2,172,228
Stryker Corp.	15,000	2,532,900
UnitedHealth Group, Inc.	20,000	4,906,800
Zoetis, Inc.	40,000	3,407,600
		32,570,036

Financials — 9.8%
American Express Co.	25,000	2,450,000
Chubb Ltd. (Switzerland)	20,000	2,540,400
CME Group, Inc.	18,000	2,950,560
JPMorgan Chase & Co.	39,000	4,063,800
Morgan Stanley	100,000	4,740,000
PNC Financial Services Group, Inc. (The)	27,000	3,647,700
S&P Global, Inc.	20,000	4,077,800
Signature Bank/NewYork NY*	17,239	2,204,523
Travelers Cos., Inc. (The)	30,000	3,670,200
		30,344,983

Consumer Discretionary — 8.8%
Amazon.com, Inc.*	1,000	1,699,800
Carnival Corp.	8,592	492,408
Comcast Corp. - Class A	120,000	3,937,200
Home Depot, Inc. (The)	15,000	2,926,500
JD.com, Inc. (China) ADR*	52,764	2,055,158
Marriott International, Inc. - Class A	31,100	3,937,260
McDonald's Corp.	33,000	5,170,770
Omnicom Group, Inc.	31,000	2,364,370
Starbucks Corp.	9,643	471,061
TJX Cos., Inc. (The)	45,000	4,283,100
		27,337,627

Industrials — 7.1%
Boeing Co. (The)	20,000	6,710,200
Canadian National Railway Co. (Canada)	32,000	2,616,000
General Dynamics Corp.	14,000	2,609,740
Honeywell International, Inc.	35,000	5,041,750
United Technologies Corp.	22,000	2,750,660
Verisk Analytics, Inc.*	20,000	2,152,800
		21,881,150

Consumer Staples — 5.5%
Kraft Heinz Co. (The)	30,000	1,884,600
Monster Beverage Corp.*	9,714	556,612
PepsiCo, Inc.	40,000	4,354,800
Philip Morris International, Inc.	40,000	3,229,600
Procter & Gamble Co. (The)	40,000	3,122,400
Unilever NV (United Kingdom)	70,000	3,900,400
		17,048,412

Energy — 4.6%
Chevron Corp.	20,000	2,528,600
EOG Resources, Inc.	25,000	3,110,750
Exxon Mobil Corp.	38,000	3,143,740
Marathon Petroleum Corp.	40,000	2,806,400
Schlumberger Ltd.	37,700	2,527,031
		14,116,521

Telecommunication Services — 1.5%
AT&T, Inc.	28,740	922,841
Verizon Communications, Inc.	75,000	3,773,250
		4,696,091

Materials — 1.4%
DowDuPont, Inc.	38,460	2,535,283
Praxair, Inc.	12,000	1,897,800
		4,433,083

Real Estate — 0.8%
Jones Lang LaSalle, Inc.	7,564	1,255,548
Simon Property Group, Inc. REIT	6,587	1,121,042
		2,376,590
Total Common Stocks		$208,931,082

Principal
Amount

	Corporate Bonds — 12.5%

	Financials — 3.6%
$440,000	American Express Co.,
	3.000%, 10/30/24	419,826
355,000	Bank of America Corp.,
	3.705%, 4/24/28	342,373
535,000	Bank of America Corp. MTN,
	4.000%, 1/22/25	528,127
390,000	Bank of Montreal (Canada),
	3.803%, 12/15/32	361,261
449,000	Bank of New York Mellon Corp. (The)
	MTN, 2.950%, 1/29/23	438,829

21

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 12.5% (Continued)

	Financials — (Continued)
$435,000	Barclays PLC (United Kingdom),
	3.250%, 1/12/21	$428,769
380,000	BB&T Corp. MTN, 2.850%, 10/26/24	360,559
217,000	Chubb INA Holdings, Inc.,
	4.350%, 11/3/45	222,088
330,000	Citigroup, Inc., 3.300%, 4/27/25	316,387
197,000	Citigroup, Inc., 4.750%, 5/18/46	187,332
305,000	Credit Suisse AG/New York NY
	(Switzerland) MTN, 3.625%, 9/9/24	299,902
345,000	Fifth Third Bancorp, 2.875%, 7/27/20	343,059
385,000	General Motors Financial Co., Inc.,
	3.200%, 7/13/20	383,184
440,000	Goldman Sachs Group, Inc. (The), (3M
	LIBOR +1.000%), 3.359%, 7/24/23(A)	441,608
150,000	Goldman Sachs Group, Inc. (The),
	3.691%, 6/5/28	142,197
350,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	367,826
335,000	HSBC Holdings PLC (United Kingdom),
	3.900%, 5/25/26	327,573
562,000	Huntington Bancshares, Inc.,
	4.000%, 5/15/25	563,649
350,000	JPMorgan Chase & Co., (3M LIBOR
	+0.730%), 3.092%, 4/23/24(A)	348,189
270,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	267,497
425,000	JPMorgan Chase & Co.,
	3.509%, 1/23/29	402,668
416,000	Lloyds Banking Group PLC (United
	Kingdom), 3.574%, 11/7/28	383,814
148,000	Morgan Stanley, 3.737%, 4/24/24	147,112
470,000	Morgan Stanley, 3.950%, 4/23/27	448,047
232,000	New York Life Global Funding, 144a,
	3.000%, 1/10/28	217,617
300,000	Northwestern Mutual Life Insurance
	Co. (The), 144a, 3.850%, 9/30/47	274,707
370,000	PNC Bank NA, 2.700%, 11/1/22	355,673
339,000	Prudential Financial, Inc.,
	5.625%, 6/15/43	349,594
434,000	Royal Bank of Canada (Canada) MTN,
	3.200%, 4/30/21	433,813
380,000	SunTrust Banks, Inc., 4.000%, 5/1/25	381,811
285,000	Wells Fargo & Co., 2.100%, 7/26/21	273,849
270,000	Wells Fargo & Co., 4.125%, 8/15/23	271,460
63,000	Wells Fargo & Co. MTN, 4.100%, 6/3/26	61,734
		11,092,134

	Energy — 1.4%
224,000	Boardwalk Pipelines LP,
	4.450%, 7/15/27	217,508
333,000	Cenovus Energy, Inc. (Canada),
	4.250%, 4/15/27	320,744
301,000	Columbia Pipeline Group, Inc.,
	4.500%, 6/1/25	300,309
266,000	Concho Resources, Inc.,
	3.750%, 10/1/27	255,877
418,000	Enbridge, Inc. (Canada), (3M LIBOR
	+0.700%), 3.041%, 6/15/20(A)	419,635
243,000	Energy Transfer Partners LP,
	4.950%, 6/15/28	242,245
264,000	EOG Resources, Inc., 3.900%, 4/1/35	256,126
440,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	427,535
106,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	109,127
89,000	NGPL PipeCo LLC, 144a,
	7.768%, 12/15/37	104,575
307,000	Petroleos Mexicanos (Mexico),
	4.500%, 1/23/26	288,027
53,000	Petroleos Mexicanos (Mexico), 144a,
	5.350%, 2/12/28	50,180
345,000	Sabine Pass Liquefaction LLC,
	5.000%, 3/15/27	350,585
100,000	Shell International Finance BV
	(Netherlands), 1.875%, 5/10/21	96,948
286,000	Valero Energy Corp., 4.350%, 6/1/28	284,735
526,000	Williams Cos., Inc. (The),
	3.700%, 1/15/23	508,905
		4,233,061

	Health Care — 1.2%
202,000	Abbott Laboratories,
	3.750%, 11/30/26	198,550
365,000	AbbVie, Inc., 4.450%, 5/14/46	349,032
260,000	Allergan Funding SCS (Luxembourg),
	3.800%, 3/15/25	252,472
322,000	Allergan Sales LLC, 144a,
	5.000%, 12/15/21	333,156
299,000	Celgene Corp., 5.000%, 8/15/45	292,778
475,000	CVS Health Corp., 4.300%, 3/25/28	468,544
230,000	CVS Health Corp., 5.125%, 7/20/45	233,054
327,000	Express Scripts Holding Co.,
	3.300%, 2/25/21	325,801
270,000	Thermo Fisher Scientific, Inc.,
	3.600%, 8/15/21	271,474
442,000	UnitedHealth Group, Inc.,
	2.375%, 10/15/22	424,985
287,000	Zimmer Biomet Holdings, Inc.,
	3.150%, 4/1/22	281,748
26,000	Zimmer Biomet Holdings, Inc.,
	3.375%, 11/30/21	25,793
139,000	Zoetis, Inc., 3.250%, 2/1/23	136,856
		3,594,243

	Telecommunication Services — 1.1%
552,000	AT&T, Inc., 3.800%, 3/15/22	552,942
88,000	AT&T, Inc., 4.350%, 6/15/45	74,548
410,000	Booking Holdings, Inc., 3.600%, 6/1/26	398,974
368,000	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital,
	6.484%, 10/23/45	387,885
367,000	Comcast Corp., 2.850%, 1/15/23	354,860

22

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 12.5% (Continued)

	Telecommunication Services — (Continued)
$232,000	Comcast Corp., 4.000%, 3/1/48	$204,396
465,000	Qwest Corp., 6.750%, 12/1/21	494,808
426,000	Telecom Italia SpA/Milano (Italy),
	144a, 5.303%, 5/30/24	420,142
130,000	Verizon Communications, Inc.,
	4.672%, 3/15/55	115,458
285,000	Verizon Communications, Inc.,
	5.012%, 4/15/49	277,548
287,000	Warner Media LLC, 3.800%, 2/15/27	271,035
		3,552,596

	Consumer Discretionary — 1.1%
380,000	Anheuser-Busch InBev Finance, Inc.,
	4.900%, 2/1/46	390,784
105,000	Aptiv PLC (Jersey), 3.150%, 11/19/20	104,238
89,000	AutoNation, Inc., 5.500%, 2/1/20	91,646
658,000	BMW US Capital LLC, 144a,
	3.100%, 4/12/21	653,894
434,000	Dollar Tree, Inc., (3M LIBOR +0.700%),
	3.055%, 4/17/20(A)	434,887
235,000	Ford Motor Co., 4.750%, 1/15/43	203,114
434,000	Ford Motor Credit Co. LLC,
	4.140%, 2/15/23	433,855
150,000	General Motors Financial Co., Inc.,
	3.950%, 4/13/24	146,791
279,000	General Motors Financial Co., Inc.,
	4.350%, 4/9/25	274,998
285,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	351,929
434,000	Toyota Motor Credit Corp. MTN,
	2.950%, 4/13/21	431,763
		3,517,899

	Consumer Staples — 0.9%
438,000	Cargill, Inc., 144a, 3.050%, 4/19/21	435,629
205,000	General Mills, Inc., 3.200%, 4/16/21	203,937
380,000	Grupo Bimbo SAB de CV (Mexico),
	144a, 4.500%, 1/25/22	387,823
475,000	Imperial Brands Finance PLC (United
	Kingdom), 144a, 4.250%, 7/21/25	472,828
255,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	300,660
140,000	Kroger Co. (The), 5.000%, 4/15/42	138,021
244,000	Mondelez International, Inc.,
	4.125%, 5/7/28	241,915
374,000	Moody's Corp., 2.750%, 12/15/21	365,279
351,000	Reynolds American, Inc.,
	4.450%, 6/12/25	353,248
		2,899,340

	Real Estate — 0.9%
390,000	Boston Properties LP REIT,
	3.200%, 1/15/25	371,199
403,000	Crown Castle International Corp. REIT,
	3.650%, 9/1/27	374,853
260,000	Digital Realty Trust LP, REIT,
	2.750%, 2/1/23	247,651
288,000	Mid-America Apartments LP, REIT,
	3.750%, 6/15/24	284,031
149,000	Sabra Health Care LP. REIT,
	5.125%, 8/15/26	142,373
110,000	SL Green Operating Partnership LP
	REIT, 3.250%, 10/15/22	106,894
795,000	VEREIT Operating Partnership LP REIT,
	4.600%, 2/6/24	795,295
309,000	Welltower, Inc. REIT, 4.250%, 4/1/26	305,739
		2,628,035

	Information Technology — 0.8%
105,000	Activision Blizzard, Inc., 144a,
	6.125%, 9/15/23	108,792
899,000	Apple, Inc., 2.750%, 1/13/25	860,424
110,000	Apple, Inc., 4.650%, 2/23/46	118,503
235,000	Dell International LLC / EMC Corp.,
	144a, 6.020%, 6/15/26	246,842
210,000	Microsoft Corp., 3.500%, 2/12/35	203,489
351,000	Oracle Corp., 2.650%, 7/15/26	323,704
340,000	QUALCOMM, Inc., 3.450%, 5/20/25	327,194
297,000	Visa, Inc., 4.150%, 12/14/35	307,745
		2,496,693

	Industrials — 0.8%
106,544	Air Canada 2015-1 Class A Pass
	Through Trust (Canada), 144a,
	3.600%, 3/15/27	103,103
418,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	495,285
370,000	CRH America Finance, Inc., 144a,
	4.500%, 4/4/48	347,088
377,000	Eagle Materials, Inc., 4.500%, 8/1/26	378,750
280,000	FedEx Corp., 5.100%, 1/15/44	293,556
395,000	General Electric Co., 4.125%, 10/9/42	366,858
330,000	Vulcan Materials Co., 4.500%, 4/1/25	331,629
		2,316,269

	Utilities — 0.4%
398,000	Dominion Energy, Inc.,
	2.000%, 8/15/21	379,493
237,000	Duke Energy Progress LLC,
	4.150%, 12/1/44	233,892
329,000	Fortis, Inc. (Canada), 3.055%, 10/4/26	299,753
250,000	NextEra Energy Capital Holdings, Inc.,
	2.800%, 1/15/23	241,673
76,000	Oncor Electric Delivery Co. LLC,
	3.800%, 9/30/47	72,619
125,000	PacifiCorp., 5.750%, 4/1/37	150,270
		1,377,700

	Materials — 0.3%
250,000	Braskem America Finance Co., 144a,
	7.125%, 7/22/41	280,000
66,000	Newcrest Finance Pty Ltd. (Australia),
	144a, 4.200%, 10/1/22	66,073

23

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 12.5% (Continued)

	Materials — (Continued)
$121,000	Newcrest Finance Pty Ltd. (Australia),
	144a, 4.450%, 11/15/21	$122,558
470,000	Suzano Austria GmbH (Austria), 144a,
	5.750%, 7/14/26	475,452
		944,083
	Total Corporate Bonds	$38,652,053

	U.S. Government Mortgage-Backed
	Obligations — 7.9%
3,984	FHLMC, Pool #G08062, 5.000%, 6/1/35	4,252
629,782	FHLMC, Pool #G08637, 4.000%, 4/1/45	644,538
770	FHLMC, Pool #G18091,
	6.000%, 12/1/20	783
14,192	FHLMC, Pool #P00020,
	6.500%, 10/1/22	14,285
2,587,788	FHLMC, Pool #Q02664, 4.500%, 8/1/41	2,720,130
3,617,927	FHLMC, Pool #Q29056,
	4.000%, 10/1/44	3,702,354
1,777,847	FHLMC, Pool #Q29260,
	4.000%, 10/1/44	1,819,396
1,305,229	FHLMC REMIC, Ser 3859 Class JB,
	5.000%, 5/15/41	1,400,806
170	FNMA, Pool #254907, 5.000%, 10/1/18	173
1,113	FNMA, Pool #255273, 4.500%, 6/1/19	1,121
358	FNMA, Pool #255358, 5.000%, 9/1/19	364
33	FNMA, Pool #687301, 6.000%, 11/1/32	36
1,247	FNMA, Pool #690305, 5.500%, 3/1/33	1,337
740,391	FNMA, Pool #725423, 5.500%, 5/1/34	805,406
690,881	FNMA, Pool #725610, 5.500%, 7/1/34	751,595
91,327	FNMA, Pool #748895, 6.000%, 12/1/33	96,395
378,822	FNMA, Pool #AD9193, 5.000%, 9/1/40	405,595
802,889	FNMA, Pool #AH8925, 4.500%, 3/1/41	844,101
1,017,676	FNMA, Pool #AL2860, 3.000%, 12/1/42	995,088
460,499	FNMA, Pool #AL5718, 3.500%, 9/1/44	460,924
668,267	FNMA, Pool #AR9195, 3.000%, 3/1/43	653,204
1,224,380	FNMA, Pool #AS4707, 3.500%, 4/1/45	1,222,603
1,565,190	FNMA, Pool #AS8703, 2.500%, 2/1/32	1,521,959
1,977,887	FNMA, Pool #AZ7347, 3.000%, 11/1/45	1,921,730
2,061,942	FNMA, Pool #BC1809, 3.500%, 5/1/46	2,058,417
1,302,651	GNMA, Pool #5175, 4.500%, 9/20/41	1,370,447
750,000	GNMA, Ser 2010-169, Class AW,
	4.500%, 12/20/40	776,752
7,498,929	GNMA, Ser 2012-147, Class IO,
	0.564%, 4/16/54(A)(B)(C)	267,211
	Total U.S. Government
	Mortgage-Backed Obligations	$24,461,002

	U.S. Treasury Obligations — 5.5%
1,790,000	U.S. Treasury Bond, 3.000%, 2/15/48	1,796,013
2,565,000	U.S. Treasury Note, 2.000%, 10/31/22	2,490,555
1,095,000	U.S. Treasury Note, 2.500%, 5/31/20	1,094,487
5,185,000	U.S. Treasury Note, 2.500%, 3/31/23	5,133,150
6,530,000	U.S. Treasury Note, 2.875%, 5/15/28	6,543,009
	Total U.S. Treasury Obligations	$17,057,214

		Market
	Shares	Value

Exchange-Traded Funds — 2.2%
iShares JP Morgan USD Emerging
Markets Bond ETF	49,202	$5,253,298
SPDR S&P MidCap 400 ETF Trust	4,300	1,526,586
Total Exchange-Traded Funds		$6,779,884

Principal Amount

	Non-Agency Collateralized Mortgage
	Obligations — 1.0%
$788,097	Agate Bay Mortgage Trust, Ser 2015-7,
	Class B1, 144a,
	3.765%, 10/25/45(A)(C)	784,835
788,732	CSMC Trust, Ser 2015-1, Class B3, 144a,
	3.943%, 1/25/45(A)(C)	760,749
896,610	CSMC Trust, Ser 2015-WIN1, Class B3,
	144a, 3.867%, 12/25/44(A)(C)	881,933
790,549	PMT Loan Trust, Ser 2013-J1, Class A11,
	144a, 3.500%, 9/25/43(A)(C)	776,467
	Total Non-Agency Collateralized
	Mortgage Obligations	$3,203,984

	Asset-Backed Securities — 0.9%
1,350,000	Hertz Vehicle Financing II LP, Ser
	2016-4A, Class A, 144a,
	2.650%, 7/25/22	1,314,640
1,343,258	Wendy's Funding LLC, Ser 2018-1A,
	Class A2I, 144a, 3.573%, 3/15/48	1,306,346
	Total Asset-Backed Securities	$2,620,986

	Sovereign Government Obligations — 0.5%
238,000	Colombia Government International
	Bond, 5.000%, 6/15/45	234,132
345,000	Mexico Government International
	Bond, 4.350%, 1/15/47	308,258
359,000	Province of Alberta Canada, 2.200%,
	7/26/22	346,654
417,000	Province of Ontario Canada, 1.875%,
	5/21/20	409,712
280,000	Uruguay Government International
	Bond, 4.975%, 4/20/55	271,600
	Total Sovereign Government
	Obligations	$1,570,356

	Commercial Mortgage-Backed Security — 0.4%
1,400,000	GS Mortgage Securities Trust, Ser
	2017-FARM, Class B, 144a,
	3.659%, 1/10/43(A)(C)	$1,344,700

Shares

Preferred Stock — 0.0%

Utilities — 0.0%
Integrys Holding, Inc., 6.000%, 8/1/73	2,000	$52,500

24

Touchstone Balanced Fund (Continued)

		Market
	Shares	Value

Short-Term Investment Fund — 1.5%
Dreyfus Government Cash
Management, Institutional Shares,
1.81%∞Ω	4,511,695	$4,511,695

Total Investment Securities —99.9%
(Cost $185,585,144)		$309,185,456

Other Assets in Excess of Liabilities — 0.1%		252,472

Net Assets — 100.0%		$309,437,928

(A)	Variable rate security - Rate reflected is the rate in effect as of June 30, 2018.

(B)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LIBOR - London Inter Bank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

SPDR - Standard & Poor's Depositary Receipt

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, these securities were valued at $12,379,256 or 4.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

25

Touchstone Balanced Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$208,931,082	$—	$—	$208,931,082
Corporate Bonds	—	38,652,053	—	38,652,053
U.S. Government Mortgage-Backed Obligations	—	24,461,002	—	24,461,002
U.S. Treasury Obligations	—	17,057,214	—	17,057,214
Exchange-Traded Funds	6,779,884	—	—	6,779,884
Non-Agency Collateralized Mortgage Obligations	—	3,203,984	—	3,203,984
Asset-Backed Securities	—	2,620,986	—	2,620,986
Sovereign Government Obligations	—	1,570,356	—	1,570,356
Commercial Mortgage-Backed Security	—	1,344,700	—	1,344,700
Preferred Stock	52,500	—	—	52,500
Short-Term Investment Fund	4,511,695	—	—	4,511,695
Total	$220,275,161	$88,910,295	$—	$309,185,456

See accompanying Notes to Financial Statements.

26

Portfolio of Investments

Touchstone International Equity Fund – June 30, 2018

		Market
	Shares	Value

Common Stocks — 93.1%

United Kingdom — 30.0%

Consumer Discretionary — 15.9%
BCA Marketplace PLC	2,213,837	$6,407,136
Compass Group PLC	209,615	4,468,072
InterContinental Hotels Group PLC	46,000	2,859,598
ITV PLC	3,410,000	7,796,077
WPP PLC	495,000	7,777,227

Consumer Staples — 2.8%
Reckitt Benckiser Group PLC	62,500	5,135,298

Health Care — 1.2%
Indivior PLC*	431,000	2,170,297

Industrials — 2.2%
Experian PLC	167,000	4,119,658

Information Technology — 4.8%
Auto Trader Group PLC, 144a	825,000	4,623,622
AVEVA Group PLC	120,000	4,253,815

Real Estate — 3.1%
Foxtons Group PLC	1,750,000	1,307,211
Savills PLC	392,000	4,491,100
Total United Kingdom		55,409,111

France — 8.7%

Consumer Discretionary — 6.8%
Eutelsat Communications SA	217,000	4,490,871
JCDecaux SA	111,000	3,706,476
Renault SA†	51,000	4,320,798

Industrials — 1.9%
Edenred	113,000	3,569,301
Total France		16,087,446

Switzerland — 7.7%

Consumer Staples — 3.2%
Nestle SA	77,000	5,967,565

Health Care — 2.5%
Novartis AG	60,000	4,545,057

Industrials — 2.0%
Adecco Group AG	63,000	3,717,888
Total Switzerland		14,230,510

Canada — 6.3%

Consumer Discretionary — 2.6%
Uni-Select, Inc.	300,000	4,771,612

Information Technology — 2.2%
BlackBerry Ltd.*†	419,000	4,043,350

Materials — 1.5%
Pretium Resources, Inc.*†	389,000	2,855,260
Total Canada		11,670,222

Germany — 5.7%

Industrials — 2.8%
Brenntag AG	93,000	5,167,239

Information Technology — 2.9%
SAP SE	47,000	5,424,641
Total Germany		10,591,880

Ireland — 5.1%

Consumer Discretionary — 1.5%
Aptiv PLC	31,500	2,886,345

Health Care — 3.6%
Medtronic PLC	77,000	6,591,970
Total Ireland		9,478,315

India — 4.3%

Consumer Discretionary — 1.9%
PC Jeweller Ltd.	1,745,000	3,493,305

Financials — 2.4%
Shriram Transport Finance Co. Ltd.	235,000	4,459,556
Total India		7,952,861

Japan — 3.8%

Consumer Discretionary — 2.1%
USS Co. Ltd.	202,000	3,840,537

Industrials — 1.7%
FANUC Corp.	15,800	3,131,747
Total Japan		6,972,284

China — 3.1%

Information Technology — 3.1%
Baidu, Inc. ADR*	11,000	2,673,000
Tencent Holdings Ltd.	60,000	3,012,924
Total China		5,685,924

Spain — 2.8%

Utilities — 2.8%
Red Electrica Corp. SA	255,000	5,180,590

Denmark — 2.5%

Industrials — 2.5%
ISS A/S	136,000	4,658,265

27

Touchstone International Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 93.1% (Continued)

Netherlands — 2.3%

Energy — 2.3%
Core Laboratories NV	34,000	$4,291,140

Mexico — 2.3%

Consumer Staples — 2.3%
Gruma SAB de CV - Class B	346,000	4,225,816

Greece — 2.3%

Consumer Discretionary — 2.3%
OPAP SA	370,000	4,171,727

South Korea — 1.7%

Information Technology — 1.7%
NAVER Corp.	4,500	3,079,371

United States — 1.6%

Information Technology — 1.6%
Mastercard, Inc. - Class A	15,100	2,967,452

Australia — 1.5%

Materials — 1.5%
Northern Star Resources Ltd.	500,000	2,706,850

Jersey — 1.4%

Materials — 1.4%
Randgold Resources Ltd.	34,000	2,616,887
Total Common Stocks		$171,976,651

Short-Term Investment Funds — 9.5%
Dreyfus Government Cash
Management, Institutional Shares,
1.81%∞Ω	8,793,293	8,793,293
Invesco Government & Agency
Portfolio, Institutional Class,
1.81%**∞Ω	8,776,526	8,776,526
Total Short-Term Investment Funds		$17,569,819

Total Investment Securities —102.6%
(Cost $175,324,829)		$189,546,470

Liabilities in Excess of Other Assets — (2.6%)		(4,719,990)

Net Assets — 100.0%		$184,826,480

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2018 was $8,495,499.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, these securities were valued at $4,623,622 or 2.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

28

Touchstone International Equity Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks
United Kingdom	$5,561,026	$49,848,085	$—	$55,409,111
France	—	16,087,446	—	16,087,446
Switzerland	—	14,230,510	—	14,230,510
Canada	11,670,222	—	—	11,670,222
Germany	—	10,591,880	—	10,591,880
Ireland	9,478,315	—	—	9,478,315
India	—	7,952,861	—	7,952,861
Japan	—	6,972,284	—	6,972,284
China	2,673,000	3,012,924	—	5,685,924
Spain	—	5,180,590	—	5,180,590
Denmark	—	4,658,265	—	4,658,265
Netherlands	4,291,140	—	—	4,291,140
Mexico	4,225,816	—	—	4,225,816
Greece	—	4,171,727	—	4,171,727
South Korea	—	3,079,371	—	3,079,371
United States	2,967,452	—	—	2,967,452
Australia	—	2,706,850	—	2,706,850
Jersey	—	2,616,887	—	2,616,887
Short-Term Investment Funds	17,569,819	—	—	17,569,819
Total	$58,436,790	$131,109,680	$—	$189,546,470

At June 30, 2018, equity securities valued at $40,429,040 were transferred from Level 1 to Level 2. Transfers from Level 1 to Level 2 occur when required confidence levels are achieved, triggering use of a systematic valuation model, provided by an independent third party, to fair value the international equity securities.

See accompanying Notes to Financial Statements.

29

Portfolio of Investments

Touchstone Large Cap Focused Fund – June 30, 2018

		Market
	Shares	Value

Common Stocks — 95.0%

Information Technology — 25.6%
Accenture PLC (Ireland) - Class A	223,043	$36,487,604
Alphabet, Inc. - Class C*	57,000	63,592,050
Apple, Inc.	340,315	62,995,710
Cisco Systems, Inc.	584,365	25,145,226
Facebook, Inc. - Class A*	270,892	52,639,733
Microsoft Corp.	905,572	89,298,455
Oracle Corp.	413,559	18,221,410
salesforce.com, Inc.*	84,031	11,461,828
Texas Instruments, Inc.	176,177	19,423,514
Visa, Inc. - Class A	475,920	63,035,604
		442,301,134

Financials — 14.3%
American Express Co.	165,720	16,240,560
Chubb Ltd. (Switzerland)	178,036	22,614,133
CME Group, Inc.	182,926	29,985,230
JPMorgan Chase & Co.	325,000	33,865,000
Morgan Stanley	797,500	37,801,500
PNC Financial Services Group, Inc. (The)	262,000	35,396,200
S&P Global, Inc.	197,596	40,287,848
Signature Bank/NewYork NY*	82,316	10,526,570
Travelers Cos., Inc. (The)	161,374	19,742,495
		246,459,536

Consumer Discretionary — 13.3%
Amazon.com, Inc.*	26,751	45,471,350
Booking Holdings, Inc.*	7,878	15,969,415
Carnival Corp.	68,498	3,925,620
Comcast Corp. - Class A	947,256	31,079,469
Home Depot, Inc. (The)	162,400	31,684,240
JD.com, Inc. (China) ADR*	429,243	16,719,015
Marriott International, Inc. - Class A	54,375	6,883,875
McDonald's Corp.	186,095	29,159,226
Omnicom Group, Inc.	87,027	6,637,549
Starbucks Corp.	112,287	5,485,220
TJX Cos, Inc. (The)	388,219	36,950,684
		229,965,663

Health Care — 13.0%
AmerisourceBergen Corp.	199,567	17,017,078
Amgen, Inc.	91,644	16,916,566
Becton Dickinson and Co.	82,860	19,849,942
Biogen, Inc.*	54,698	15,875,548
Bristol-Myers Squibb Co.	244,323	13,520,835
Johnson & Johnson	100,337	12,174,892
Merck & Co., Inc.	536,551	32,568,646
Novartis AG (Switzerland) ADR	191,666	14,478,450
Stryker Corp.	51,510	8,697,979
UnitedHealth Group, Inc.	181,658	44,567,974
Zoetis, Inc.	349,008	29,731,992
		225,399,902

Consumer Staples — 8.4%
Estee Lauder Cos., Inc. (The) - Class A	212,718	30,352,731
Kraft Heinz Co. (The)	183,288	11,514,152
Monster Beverage Corp.*	79,236	4,540,223
PepsiCo, Inc.	274,751	29,912,141
Philip Morris International, Inc.	275,000	22,203,500
Procter & Gamble Co. (The)	271,672	21,206,716
Unilever NV (United Kingdom)	456,408	25,431,054
		145,160,517

Industrials — 8.2%
Boeing Co. (The)	139,549	46,820,085
Canadian National Railway Co. (Canada)	217,247	17,759,942
Honeywell International, Inc.	239,886	34,555,578
United Technologies Corp.	208,281	26,041,373
Verisk Analytics, Inc.*	148,725	16,008,759
		141,185,737

Energy — 6.9%
Chevron Corp.	172,149	21,764,798
EOG Resources, Inc.	192,000	23,890,560
Exxon Mobil Corp.	455,000	37,642,150
Marathon Petroleum Corp.	281,761	19,768,352
Schlumberger Ltd.	248,127	16,631,953
		119,697,813

Telecommunication Services — 2.2%
AT&T, Inc.	140,021	4,496,083
Verizon Communications, Inc.	656,086	33,007,687
		37,503,770

Materials — 1.8%
DowDuPont, Inc.	270,314	17,819,099
Praxair, Inc.	87,298	13,806,179
		31,625,278

Real Estate — 1.3%
Jones Lang LaSalle, Inc.	70,961	11,778,816
Simon Property Group, Inc. REIT	58,609	9,974,666
		21,753,482
Total Common Stocks		$1,641,052,832

Exchange-Traded Funds — 4.8%
SPDR S&P 500 ETF Trust	230,000	62,394,400
Utilities Select Sector SPDR Fund	385,000	20,004,600
Total Exchange-Traded Funds		$82,399,000

30

Touchstone Large Cap Focused Fund (Continued)

		Market
	Shares	Value

Short-Term Investment Fund — 0.6%
Dreyfus Government Cash
Management, Institutional Shares,
1.81%∞Ω	10,433,978	$10,433,978

Total Investment Securities —100.4%
(Cost $749,373,150)		$1,733,885,810

Liabilities in Excess of Other Assets — (0.4%)		(6,805,123)

Net Assets — 100.0%		$1,727,080,687

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor's Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,641,052,832	$—	$—	$1,641,052,832
Exchange-Traded Funds	82,399,000	—	—	82,399,000
Short-Term Investment Fund	10,433,978	—	—	10,433,978
Total	$1,733,885,810	$—	$—	$1,733,885,810

See accompanying Notes to Financial Statements.

31

Portfolio of Investments

Touchstone Small Company Fund – June 30, 2018

		Market
	Shares	Value
Common Stocks — 96.3%

Information Technology — 25.3%
8x8, Inc.*	797,200	$15,983,860
Acxiom Corp.*	591,166	17,705,422
Aspen Technology, Inc.*	167,500	15,533,950
Avaya Holdings Corp.*	572,000	11,485,760
Bottomline Technologies de, Inc.*	329,300	16,409,019
Carbonite, Inc.*	453,440	15,825,056
Cision Ltd.*	663,000	9,928,425
CommVault Systems, Inc.*	236,000	15,540,600
Finisar Corp.*	900,600	16,210,800
GTT Communications, Inc.*	350,384	15,767,280
j2 Global, Inc.	189,485	16,411,296
MAXIMUS, Inc.	253,209	15,726,811
NetScout Systems, Inc.*	550,100	16,337,970
Nice Ltd. ADR (Israel)*	154,020	15,982,655
Nuance Communications, Inc.*	1,153,270	16,013,154
ON Semiconductor Corp.*	611,380	13,594,034
Open Text Corp. (Canada)	333,320	11,729,531
Plantronics, Inc.	360,840	27,514,050
Verint Systems, Inc.*	564,600	25,040,010
		308,739,683

Industrials — 19.6%
Clean Harbors, Inc.*	307,500	17,081,625
Crane Co.	194,400	15,577,272
EnerSys, Inc.	298,800	22,302,432
Esterline Technologies Corp.*	208,400	15,379,920
Genesee & Wyoming, Inc. - Class A*	205,800	16,735,656
Hillenbrand, Inc.	328,000	15,465,200
Knight-Swift Transportation Holdings, Inc.	396,600	15,154,086
Luxfer Holdings PLC (United Kingdom)	339,500	5,934,460
Luxfer Holdings PLC (United Kingdom)	23,500	412,425
Mobile Mini, Inc.	348,962	16,366,318
Quanta Services, Inc.*	709,170	23,686,278
Regal Beloit Corp.	308,600	25,243,480
SkyWest, Inc.	313,300	16,260,270
Terex Corp.	378,000	15,947,820
Woodward, Inc.	217,800	16,740,108
		238,287,350

Health Care — 19.1%
Allscripts Healthcare Solutions, Inc.*	2,041,800	24,501,600
AngioDynamics, Inc.*	760,106	16,904,757
Bio-Rad Laboratories, Inc. - Class A*	55,864	16,118,999
Bio-Techne Corp.	107,200	15,860,240
Encompass Health Corp.	245,500	16,625,260
Globus Medical, Inc. - Class A*	295,700	14,921,022
Haemonetics Corp.*	169,300	15,182,824
MEDNAX, Inc.*	343,700	14,875,336
NuVasive, Inc.*	480,400	25,038,448
Omnicell, Inc.*	329,100	17,261,295
Orthofix International NV*	296,434	16,843,380
Tactile Systems Technology, Inc.*	307,500	15,990,000
Tivity Health, Inc.*	633,330	22,293,216
		232,416,377

Consumer Discretionary — 12.6%
Aaron's, Inc.	599,274	26,038,455
Adtalem Global Education, Inc.*	349,035	16,788,583
Bloomin' Brands, Inc.	798,040	16,040,604
Callaway Golf Co.	822,680	15,606,240
KB Home	593,500	16,166,940
Penn National Gaming, Inc.*	453,800	15,243,142
Planet Fitness, Inc. - Class A*	358,600	15,756,884
Texas Roadhouse, Inc.	247,900	16,239,929
TRI Pointe Group, Inc.*	946,600	15,486,376
		153,367,153

Financials — 10.8%
Chemical Financial Corp.	328,700	18,298,729
Evercore, Inc. - Class A	148,500	15,659,325
Glacier Bancorp, Inc.	426,000	16,477,680
Heartland Financial USA, Inc.	309,800	16,992,530
Stifel Financial Corp.	286,200	14,953,950
Webster Financial Corp.	268,800	17,122,560
Western Alliance Bancorp*	282,300	15,981,003
WSFS Financial Corp.	307,300	16,379,090
		131,864,867

Real Estate — 3.3%
Corporate Office Properties Trust REIT	834,700	24,197,953
Outfront Media, Inc. REIT	807,800	15,711,710
		39,909,663

Energy — 1.5%
Gulfport Energy Corp.*	1,416,300	17,802,891

Consumer Staples — 1.4%
Sprouts Farmers Market, Inc.*	785,000	17,324,950

Telecommunication Services — 1.4%
Cogent Communications Holdings, Inc.	317,800	16,970,520

Materials — 1.3%
Innophos Holdings, Inc.	346,900	16,512,440
Total Common Stocks		$1,173,195,894

Short-Term Investment Fund — 4.0%
Dreyfus Government Cash Management, Institutional Shares, 1.81%∞Ω	48,725,299	$48,725,299

32

Touchstone Small Company Fund (Continued)

Market
Value
Total Investment Securities —100.3%
(Cost $922,199,198)	$1,221,921,193

Liabilities in Excess of Other Assets — (0.3%)	(3,615,693)

Net Assets — 100.0%	$1,218,305,500

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,173,195,894	$—	$—	$1,173,195,894
Short-term Investment Fund	48,725,299	—	—	48,725,299
Total	$1,221,921,193	$—	$—	$1,221,921,193

See accompanying Notes to Financial Statements.

33

Statements of Assets and Liabilities

June 30, 2018

		Touchstone	Touchstone	Touchstone
	Touchstone	International	Large Cap	Small
	Balanced	Equity	Focused	Company
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$185,585,144	$175,324,829	$749,373,150	$922,199,198
Investments, at market value (A)	$309,185,456	$189,546,470	$1,733,885,810	$1,221,921,193
Cash	—	—	—	579,468
Foreign currency(B)	—	3,612,158	—	—
Dividends and interest receivable	759,961	508,060	1,187,979	424,734
Receivable for capital shares sold	111,288	135,563	470,919	523,681
Loan receivable from affiliates(C)	—	—	—	5,053,272
Receivable for securities lending income	—	20,901	2,310	106
Tax reclaim receivable	—	269,371	141,926	8,004
Other assets	18,702	22,081	60,725	27,825
Total Assets	310,075,407	194,114,604	1,735,749,669	1,228,538,283

Liabilities
Bank overdrafts	115	8	1,043	—
Dividends payable	—	—	273	—
Payable for return of collateral for securities on loan	—	8,776,526	—	—
Payable for capital shares redeemed	271,576	242,177	7,122,635	3,080,088
Payable for investments purchased	—	—	—	5,884,422
Payable to Investment Advisor	132,510	108,604	845,682	649,001
Payable to other affiliates	100,778	34,510	322,418	260,050
Payable to Trustees	5,415	5,415	5,415	5,415
Payable for professional services	27,492	27,674	31,859	28,480
Payable to Transfer Agent	80,940	67,033	314,151	290,131
Payable for reports to shareholders	5,936	8,799	17,316	28,963
Other accrued expenses and liabilities	12,717	17,378	8,190	6,233
Total Liabilities	637,479	9,288,124	8,668,982	10,232,783
Net Assets	$309,437,928	$184,826,480	$1,727,080,687	$1,218,305,500

Net assets consist of:
Paid-in capital	$179,522,481	$152,498,159	$705,952,632	$865,236,942
Accumulated net investment income	224,126	1,889,327	5,226,183	—
Accumulated net realized gains on investments and foreign currency transactions	6,091,009	16,228,525	31,389,212	53,346,563
Net unrealized appreciation on investments and foreign currency transactions	123,600,312	14,210,469	984,512,660	299,721,995
Net Assets	$309,437,928	$184,826,480	$1,727,080,687	$1,218,305,500
(A) Includes market value of securities on loan of:	$—	$8,495,499	$—	$—
(B) Cost of foreign currency:	$—	$3,618,863	$—	$—
(C) See Note 5 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

34

Statements of Assets and Liabilities (Continued)

		Touchstone	Touchstone	Touchstone
	Touchstone	International	Large Cap	Small
	Balanced	Equity	Focused	Company
	Fund	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$239,056,471	$118,390,693	$1,218,720,995	$661,865,564
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,100,279	6,521,383	27,827,646	119,581,411
Net asset value price per share*	$21.54	$18.15	$43.80	$5.53
Maximum sales charge - Class A shares	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$22.85	$19.26	$46.47	$5.87

Pricing of Class C Shares
Net assets applicable to Class C shares	$39,769,210	$6,737,075	$67,598,954	$97,136,009
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,838,374	393,433	1,637,289	30,089,137
Net asset value and offering price per share**	$21.63	$17.12	$41.29	$3.23

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$30,612,247	$57,438,401	$394,077,445	$383,050,110
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,431,310	3,202,731	9,020,916	63,467,011
Net asset value, offering price and redemption price per share	$21.39	$17.93	$43.68	$6.04

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$—	$2,260,311	$46,683,293	$8,122
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	126,135	1,067,079	1,345
Net asset value, offering price and redemption price per share	$—	$17.92	$43.75	$6.04

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$—	$76,245,695
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	13,495,234
Net asset value, offering price and redemption price per share	$—	$—	$—	$5.65

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

35

Statements of Operations

For the Period Ended June 30, 2018 and the Year Ended November 30, 2017

		Touchstone
		Balanced
		Fund
		For the Seven	For the
		Months Ended	Year Ended
		June 30,	November 30,
		2018(B)	2017(C)
Investment Income
Dividends(A)		$2,839,955	$5,463,132
Interest		1,383,170	1,340,373
Income from securities loaned		3,138	—
Total Investment Income		4,226,263	6,803,505
Expenses
Investment advisory fees		996,772	1,780,771
Administration fees		272,220	157,368
Trustee and Compliance fees and expenses		13,247	76,057
Custody fees		7,248	29,967
Professional fees		36,111	37,709
Transfer Agent fees, Class A		91,646	408,175
Transfer Agent fees, Class C		17,507	61,257
Transfer Agent fees, Class Y		17,176	14,595
Transfer Agent fees, Institutional Class		—	—
Transfer Agent fees, Class R6		—	—
Registration Fees, Class A		8,961	17,492
Registration Fees, Class C		8,416	13,629
Registration Fees, Class Y		9,990	14,268
Registration Fees, Institutional Class		—	—
Registration Fees, Class R6		—	—
Reports to Shareholders, Class A		2,424	9,679
Reports to Shareholders, Class C		667	7,089
Reports to Shareholders, Class Y		941	5,123
Reports to Shareholders, Institutional Class		—	—
Reports to Shareholders, Class R6		—	—
Distribution expenses, Class A		364,730	675,286
Distribution and shareholder servicing expenses, Class C		240,494	456,057
Other expenses		75,915	33,020
Total Expenses		2,164,465	3,797,542
Fees waived by the Advisor and/or Affiliates(D)		(118,730)	(28,413)
Net Expenses		2,045,735	3,769,129
Net Investment Income (Loss)		2,180,528	3,034,376
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments(E)(F)(G)		6,347,607	15,905,772
Net realized gains (losses) on foreign currency transactions		—	121
Net change in unrealized appreciation (depreciation) on investments(H)		(3,085,132)	30,193,699
Net change in unrealized appreciation (depreciation) on foreign currency transactions		—	—
Net Realized and Unrealized Gains (Losses) on Investments		3,262,475	46,099,592
Change in Net Assets Resulting from Operations		$5,443,003	$49,133,968
(A)	Net of foreign tax withholding of:	$17,369	$39,841

(B)	The Fund changed its fiscal year from November 30 to June 30.
(C)	See Note 9 in Notes to Financial Statements.
(D)	See Note 4 in Notes to Financial Statements.
(E)	Includes deferred foreign capital gains tax paid of $604,469 for the International Equity Fund for the period ended June 30, 2018.
(F)	For the period ended June 30, 2018, the Large Cap Focused Fund had redemptions-in-kind of securities in the amount of $ 113,896,614. Net realized gains on investments includes the realized gain on the transactions of $80,716,028, which will not be realized by the Fund for tax purposes.
(G)	For the year ended November 30, 2017, the Large Cap Focused Fund had a redemption-in-kind of securities in the amount of $17,324,054. Net realized gains on investments includes the realized gain on the transaction of $14,298,673, which will not be realized by the Fund for tax purposes.
(H)	Includes change in deferred foreign capital gains tax of $675,346 for the International Equity Fund for the period ended June 30, 2018. See accompanying Notes to Financial Statements.

36

Statements of Operations (Continued)

Touchstone		Touchstone		Touchstone
International Equity		Large Cap Focused		Small Company
Fund		Fund		Fund
For the Seven	For the	For the Seven	For the	For the Seven	For the
Months Ended	Year Ended	Months Ended	Year Ended	Months Ended	Year Ended
June 30,	November 30,	June 30,	November 30,	June 30,	November 30,
2018(B)	2017(C)	2018(B)	2017(C)	2018(B)	2017(C)

$5,090,436	$4,358,267	$19,361,931	$39,950,628	$5,862,292	$7,036,682
—	25,246	—	246,474	10,710	895,668
60,393	—	16,819	—	9,060	7,151
5,150,829	4,383,513	19,378,750	40,197,102	5,882,062	7,939,501

808,770	1,339,833	6,180,210	11,641,206	4,493,912	7,434,256
167,531	90,849	1,514,338	931,012	1,025,311	548,434
13,247	44,721	13,247	423,398	13,247	273,364
22,275	55,449	15,274	122,171	12,656	76,059
34,704	42,062	62,739	58,224	49,831	53,558
58,487	329,763	370,982	1,441,521	434,911	1,277,202
5,276	24,600	33,364	106,440	55,849	173,352
37,688	67,998	251,083	420,749	222,587	348,442
16	34	16,225	597	3	31
—	—	—	—	254	794
8,145	15,712	10,595	33,111	11,548	31,048
5,933	13,691	10,289	14,269	12,325	17,591
9,261	24,994	18,116	22,168	15,814	31,359
5,685	270	8,981	7,897	9,737	454
—	—	—	—	10,461	7,992
2,887	8,860	5,066	45,348	4,698	58,873
845	4,484	975	10,500	2,100	15,550
2,726	9,925	—	26,386	12,767	33,398
581	3,810	1,312	5,990	726	3,810
—	—	—	—	831	5,882
184,808	314,448	1,841,099	3,379,466	967,261	1,685,559
41,222	67,951	412,261	815,288	581,788	1,070,272
63,406	67,110	435,914	156,731	141,522	50,784
1,473,493	2,526,564	11,202,070	19,662,472	8,080,139	13,198,064
(98,681)	(37,546)	(1,304,229)	(94,117)	(596,684)	(29,439)
1,374,812	2,489,018	9,897,841	19,568,355	7,483,455	13,168,625
3,776,017	1,894,495	9,480,909	20,628,747	(1,601,393)	(5,229,124)

15,735,396	7,331,990	131,863,649	326,285,220	59,511,081	125,291,363
(121,895)	(82,018)	—	937	—	—
(25,660,986)	35,678,455	(54,861,111)	77,569,795	25,431,940	72,290,088
(4,285)	38,455	—	—	—	—
(10,051,770)	42,966,882	77,002,538	403,855,952	84,943,021	197,581,451
$(6,275,753)	$44,861,377	$86,483,447	$424,484,699	$83,341,628	$192,352,327
$335,481	$554,278	$103,671	$486,517	$21,275	$40,850

37

Statements of Changes in Net Assets

	Touchstone Balanced Fund
	For the
	Seven Months	For the Year	For the Year
	Ended	Ended	Ended
	June 30,	November 30,	November 30,
	2018(A)	2017(B)	2016(B)
From Operations
Net investment income	$2,180,528	$3,034,376	$3,476,233
Net realized gains (losses) on investments and foreign currency transactions	6,347,607	15,905,893	2,775,604
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,085,132)	30,193,699	8,122,265
Change in Net Assets from Operations	5,443,003	49,133,968	14,374,102

Distributions to Shareholders from:
Net investment income, Class A	(2,042,843)	(3,241,942)	(5,903,448)
Net investment income, Class C	(98,271)	(199,892)	(557,296)
Net investment income, Class Y	(306,197)	(283,053)	(306,472)
Net investment income, Institutional Class	—	—	—
Net realized gains, Class A	(11,994,902)	(1,736,894)	(8,375,703)
Net realized gains, Class C	(1,997,013)	(284,357)	(1,138,389)
Net realized gains, Class Y	(1,470,918)	(102,948)	(402,692)
Net realized gains, Institutional Class	—	—	—
Total Distributions	(17,910,144)	(5,849,086)	(16,684,000)

Net Increase (Decrease) from Share Transactions(C)	(10,388,249)	(33,445,071)	13,554,035

Total Increase (Decrease) in Net Assets	(22,855,390)	9,839,811	11,244,137

Net Assets
Beginning of period	332,293,318	322,453,507	311,209,370
End of period	$309,437,928	$332,293,318	$322,453,507
Accumulated Net Investment Income	$224,126	$306,053	$590,626

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	See Note 9 in Notes to Financial Statements.
(C)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 42 - 43.

See accompanying Notes to Financial Statements.

38

Statements of Changes in Net Assets (Continued)

Touchstone International Equity Fund
For the
Seven Months	For the Year	For the Year
Ended	Ended	Ended
June 30,	November 30,	November 30,
2018(A)	2017(B)	2016(B)

$3,776,017	$1,894,495	$1,716,938
15,613,501	7,249,972	(534,656)
(25,665,271)	35,716,910	(9,079,558)
(6,275,753)	44,861,377	(7,897,276)

(1,381,745)	(764,365)	(813,762)
—	—	—
(927,040)	(486,213)	(163,018)
(52)	—	—
(4,565,200)	—	(3,278,878)
(262,489)	—	(146,299)
(2,274,644)	—	(435,123)
(117)	—	—
(9,411,287)	(1,250,578)	(4,837,080)

1,127,073	(5,244,715)	40,844,204

(14,559,967)	38,366,084	28,109,848

199,386,447	161,020,363	132,910,515
$184,826,480	$199,386,447	$161,020,363
$1,889,327	$1,037,307	$475,407

39

Statements of Changes in Net Assets (Continued)

	Touchstone Large Cap Focused Fund
	For the
	Seven Months	For the Year	For the Year
	Ended	Ended	Ended
	June 30,	November 30,	November 30,
	2018(A)	2017(B)	2016(B)
From Operations
Net investment income (loss)	$9,480,909	$20,628,747	$28,782,872
Net realized gains on investments and foreign currency transactions	131,863,649	326,286,157	115,779,861
Net change in unrealized appreciation (depreciation) on investments	(54,861,111)	77,569,795	5,723,736
Change in Net Assets from Operations	86,483,447	424,484,699	150,286,469

Distributions to Shareholders from:
Net investment income, Class A	(1,856,543)	(15,710,842)	(35,777,405)
Net investment income, Class C	—	(349,488)	(1,690,016)
Net investment income, Class Y	(1,927,798)	(7,901,170)	(19,023,933)
Net investment income, Institutional Class	(218,011)	(519,211)	(588,231)
Net realized gains, Class A	(183,755,594)	(77,329,736)	(88,022,127)
Net realized gains, Class C	(10,906,303)	(5,018,041)	(5,826,909)
Net realized gains, Class Y	(64,798,741)	(31,927,617)	(42,756,022)
Net realized gains, Institutional Class	(6,199,833)	(1,506,542)	(1,116,259)
Net realized gains, Class R6	—	—	—
Total Distributions	(269,662,823)	(140,262,647)	(194,800,902)

Net Increase (Decrease) from Share Transactions(C)	31,161,686	(421,767,332)	(152,606,260)

Total Increase (Decrease) in Net Assets	(152,017,690)	(137,545,280)	(197,120,693)

Net Assets
Beginning of period	1,879,098,377	2,016,643,657	2,213,764,350
End of period	$1,727,080,687	$1,879,098,377	$2,016,643,657
Accumulated Net Investment Income (Loss)	$5,226,183	$2,586,763	$6,778,552

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	See Note 9 in Notes to Financial Statements.
(C)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 44 - 45.

See accompanying Notes to Financial Statements.

40

Statements of Changes in Net Assets (Continued)

Touchstone Small Company Fund
For the
Seven Months	For the Year	For the Year
Ended	Ended	Ended
June 30,	November 30,	November 30,
2018(A)	2017(B)	2016(B)

$(1,601,393)	$(5,229,124)	$(3,537,031)
59,511,081	125,291,363	89,651,921
25,431,940	72,290,088	34,009,436
83,341,628	192,352,327	120,124,326

—	—	—
—	—	—
—	—	—
—	—	—
(55,816,413)	(54,250,628)	(99,287,043)
(13,671,576)	(13,229,732)	(24,962,262)
(29,679,392)	(20,710,154)	(34,832,569)
(203)	—	—
(5,534,630)	(1,025,672)	(106,313)
(104,702,214)	(89,216,186)	(159,188,187)

3,102,430	66,295,636	179,997,957

(18,258,156)	169,431,777	140,934,096

1,236,563,656	1,067,131,879	926,197,783
$1,218,305,500	$1,236,563,656	$1,067,131,879
$—	$—	$(3,393,354)

41

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Balanced Fund
	For the Seven Months		For the Year		For the Year
	Ended		Ended		Ended
	June 30, 2018(A)		November 30, 2017(B)		November 30, 2016(B)
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	511,448	$11,135,471	1,213,883	$25,250,539	1,565,029	$29,691,528
Reinvestment of distributions	624,673	13,440,191	232,528	4,719,857	714,717	13,537,834
Cost of Shares redeemed	(1,566,532)	(34,116,123)	(3,376,990)	(71,336,387)	(2,065,116)	(39,491,955)
Change from Class A Share Transactions	(430,411)	(9,540,461)	(1,930,579)	(41,365,991)	214,630	3,737,407
Class C
Proceeds from Shares issued	103,613	2,254,694	380,017	7,809,067	674,076	12,858,314
Reinvestment of distributions	91,678	1,983,483	22,578	454,129	83,917	1,594,901
Cost of Shares redeemed	(262,440)	(5,705,271)	(679,379)	(14,377,072)	(348,665)	(6,674,997)
Change from Class C Share Transactions	(67,149)	(1,467,094)	(276,784)	(6,113,876)	409,328	7,778,218
Class Y(C)
Proceeds from Shares issued	191,050	4,149,196	1,036,380	21,843,739	375,707	7,158,331
Reinvestment of distributions	79,069	1,689,671	15,954	323,761	32,255	607,739
Cost of Shares redeemed	(240,934)	(5,219,561)	(390,115)	(8,132,704)	(304,459)	(5,727,660)
Change from Class Y Share Transactions	29,185	619,306	662,219	14,034,796	103,503	2,038,410
Institutional Class(D)
Proceeds from Shares issued	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—
Change from Institutional Class Share Transactions	—	—	—	—	—	—
Change from Share Transactions	(468,375)	$(10,388,249)	(1,545,144)	$(33,445,071)	727,461	$13,554,035

(A)	The Fund changed its fiscal year from November 30 to June 30.
(B)	See Note 9 in Notes to Financial Statements.
(C)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund and Sentinel International Equity Fund (the “Predecessor Funds”) were reorganized into Class Y shares of the Touchstone Balanced Fund and Touchstone International Equity Fund, respectively.
(D)	The International Equity Fund began issuing Institutional Class shares on October 30, 2017.

See accompanying Notes to Financial Statements.

42

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone International Equity Fund
For the Seven Months		For the Year		For the Year
Ended		Ended		Ended
June 30, 2018(A)		November 30, 2017(B)		November 30, 2016(B)
Shares	Dollars	Shares	Dollars	Shares	Dollars

473,654	$9,152,679	1,311,801	$23,285,877	1,553,659	$25,111,407
293,806	5,682,188	44,226	688,604	243,606	3,919,623
(822,238)	(15,736,184)	(2,162,637)	(38,654,321)	(1,107,176)	(17,785,789)
(54,778)	(901,317)	(806,610)	(14,679,840)	690,089	11,245,241

70,047	1,268,035	133,628	2,213,614	151,705	2,310,222
13,759	252,206	—	—	9,255	142,064
(65,387)	(1,176,556)	(159,419)	(2,683,483)	(54,798)	(835,594)
18,419	343,685	(25,791)	(469,869)	106,162	1,616,692

807,622	15,303,803	2,569,654	45,276,408	2,607,571	41,542,080
164,684	3,143,813	30,455	468,087	34,334	545,916
(1,024,275)	(19,283,081)	(1,976,731)	(35,842,676)	(901,887)	(14,105,725)
(51,969)	(835,465)	623,378	9,901,819	1,740,018	27,982,271

125,960	2,520,019	167	3,175	—	—
9	169	—	—	—	—
(1)	(18)	—	—	—	—
125,968	2,520,170	167	3,175	—	—
37,640	$1,127,073	(208,856)	$(5,244,715)	2,536,269	$40,844,204

43

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Large Cap Focused Fund
	For the Seven Months		For the Year		For the Year
	Ended		Ended		Ended
	June 30, 2018(A)		November 30, 2017(B)		November 30, 2016(B)
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	815,107	$35,628,247	1,459,660	$63,541,135	2,011,742	$79,630,789
Proceeds from Shares issued in connection with reorganization(C)	—	—	—	—	—	—
Reinvestment of distributions	3,889,740	165,033,926	1,998,894	82,231,470	2,743,659	108,807,856
Cost of Shares redeemed	(3,982,603)	(177,279,849)	(8,302,661)	(368,083,987)	(5,680,117)	(227,322,184)
Change from Class A Share Transactions	722,244	23,382,324	(4,844,107)	(222,311,382)	(924,716)	(38,883,539)
Class C
Proceeds from Shares issued	50,250	2,070,075	211,838	8,585,918	229,138	8,735,036
Proceeds from Shares issued in connection with reorganization(C)	—	—	—	—	—	—
Reinvestment of distributions	260,648	10,467,621	130,769	5,107,041	187,505	7,117,912
Cost of Shares redeemed	(268,366)	(11,164,662)	(806,388)	(34,030,006)	(531,259)	(20,322,699)
Change from Class C Share Transactions	42,532	1,373,034	(463,781)	(20,337,047)	(114,616)	(4,469,751)
Class Y(D)
Proceeds from Shares issued	1,429,384	64,702,421	2,583,052	111,976,965	2,399,401	95,152,331
Proceeds from Shares issued in connection with reorganization(C)	—	—	—	—	—	—
Reinvestment of distributions	1,306,403	55,221,657	781,425	32,153,805	1,261,092	49,976,190
Cost of Shares redeemed	(2,719,325)	(118,462,809)	(7,436,364)	(331,943,211)	(6,597,450)	(266,012,904)
Change from Class Y Share Transactions	16,462	1,461,269	(4,071,887)	(187,812,441)	(2,936,957)	(120,884,383)
Institutional Class(E)(F)
Proceeds from Shares issued	3,028,530	135,629,681	1,083,816	49,314,099	519,016	21,445,402
Reinvestment of distributions	151,651	6,417,844	48,834	2,025,753	42,879	1,704,490
Cost of Shares redeemed	(3,029,751)	(137,102,466)	(923,130)	(42,646,314)	(277,504)	(11,518,479)
Change from Institutional Class Share Transactions	150,430	4,945,059	209,520	8,693,538	284,391	11,631,413
Class R6
Proceeds from Shares issued	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—
Change from Share Transactions	931,668	$31,161,686	(9,170,255)	$(421,767,332)	(3,691,898)	$(152,606,260)

(A)	The Fund changed its fiscal year from November 30 to June 30.
(B)	See Note 9 in Notes to Financial Statements.
(C)	See Note 9 for specific details of the Plan of Reorganization. The reorganization was completed following the close of business on March 30, 2016 by a tax-free exchange of 5,792,669 shares of the Sentinel Mid Cap Fund Class A for 21,750,338 shares of the Sentinel Small Company Fund (the “Predecessor Fund” to the Touchstone Small Company Fund) Class A , a merger conversion ratio of 3.75480448; 746,855 shares of the Sentinel Mid Cap Fund Class C for 3,030,573 shares of the Predecessor Fund Class C, a merger conversion ratio of 4.05778094; 306,597 shares of the Sentinel Mid Cap Fund Class I for 1,122,267 shares of the Predecessor Fund Class I, a merger conversion ratio of 3.66039781; and none for the Predecessor Fund Class R6 because the Sentinel Mid Cap Fund did not offer a comparable share class.
(D)	Effective October 28, 2017, Class I shares of the Sentinel Common Stock Fund and Sentinel Small Company Fund (the “Predecessor Funds”) were reorganized into Class Y shares of the Touchstone Large Cap Focused Fund and Touchstone Small Company Fund, respectively.
(E)	Effective October 30, 2017, Class R6 shares of the Sentinel Common Stock Fund (the “Predecessor Fund”) were reorganized into Institutional Class shares of the Touchstone Large Cap Focused Fund.
(F)	The Small Company Fund began issuing Institutional Class shares on October 30, 2017.

See accompanying Notes to Financial Statements.

44

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Small Company Fund
For the Seven Months		For the Year		For the Year
Ended		Ended		Ended
June 30, 2018(A)		November 30, 2017(B)		November 30, 2016(B)
Shares	Dollars	Shares	Dollars	Shares	Dollars

5,895,776	$31,725,207	12,736,974	$64,922,273	13,503,919	$61,857,550
—	—	—	—	21,750,338	97,558,873
9,931,506	51,941,762	10,260,090	50,274,442	20,377,103	91,333,636
(16,353,009)	(88,164,421)	(35,156,499)	(181,071,810)	(30,416,453)	(140,182,495)
(525,727)	(4,497,452)	(12,159,435)	(65,875,095)	25,214,907	110,567,564

1,201,762	3,809,548	4,275,835	13,492,231	3,214,030	9,681,443

—	—	—	—	3,030,573	8,942,615
4,368,606	13,367,905	4,154,959	12,714,176	8,091,895	23,881,812
(5,246,225)	(16,802,180)	(11,339,284)	(36,511,088)	(8,674,499)	(26,656,802)
324,143	375,273	(2,908,490)	(10,304,681)	5,661,999	15,849,068
10,885,478	63,650,858	33,014,830	182,189,524	16,511,503	81,203,549
—	—	—	—	1,122,267	5,382,625
4,412,737	25,152,605	3,158,900	16,678,996	5,753,132	27,513,172
(15,544,983)	(91,507,813)	(18,800,069)	(104,298,111)	(14,489,625)	(71,757,069)
(246,768)	(2,704,350)	17,373,661	94,570,409	8,897,277	42,342,277

878	5,183	431	2,500	—	—
36	203	—	—	—	—
—	—	—	—	—	—
914	5,386	431	2,500	—	—

2,887,650	16,010,197	11,135,743	58,124,146	2,539,283	12,035,697
1,038,392	5,534,630	206,788	1,025,672	23,450	106,313
(2,127,109)	(11,621,254)	(2,126,522)	(11,247,315)	(189,301)	(902,962)
1,798,933	9,923,573	9,216,009	47,902,503	2,373,432	11,239,048
1,351,495	$3,102,430	11,522,176	$66,295,636	42,147,615	$179,997,957

45

Financial Highlights

Touchstone Balanced Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
June 30,	Year Ended November 30,
2018(A)	2017	2016	2015	2014	2013
Net asset value at beginning of period	$22.40	$19.68	$19.87	$20.98	$20.23	$18.03
Income (loss) from investment operations:
Net investment income	0.16	0.21	0.23	(B)	0.43	(B)	0.26	(B)	0.23	(B)
Net realized and unrealized gains (losses) on investments	0.22	2.89	0.66	(0.35)	1.50	2.91
Total from investment operations	0.38	3.10	0.89	0.08	1.76	3.14
Distributions from:
Net investment income	(0.18)	(0.25)	(0.44)	(0.30)	(0.26)	(0.26)
Realized capital gains	(1.06)	(0.13)	(0.64)	(0.89)	(0.75)	(0.68)
Total distributions	(1.24)	(0.38)	(1.08)	(1.19)	(1.01)	(0.94)
Net asset value at end of period	$21.54	$22.40	$19.68	$19.87	$20.98	$20.23
Total return(C)	1.72	%(D)	15.95%	4.75%	0.56%	9.10%	18.15%
Ratios and supplemental data:
Net assets at end of period (000's)	$239,056	$258,279	$264,910	$263,276	$278,385	$267,627
Ratio to average net assets:
Net expenses	1.01	%(E)	1.03%	1.01%	1.04%	1.07%	1.06%
Gross expenses	1.07	%(E)	1.04%	1.01%	1.04%	1.07%	1.06%
Net investment income	1.24	%(E)	0.99%	1.20%	2.17	%(F)	1.29%	1.22%
Portfolio turnover rate	119	%(D)	46%	45%	86%	94%	154%

Touchstone Balanced Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
June 30,	Year Ended November 30,
2018(A)	2017	2016	2015	2014	2013
Net asset value at beginning of period	$22.46	$19.73	$19.93	$21.04	$20.27	$18.07
Income (loss) from investment operations:
Net investment income	0.06	0.04	0.08	(B)	0.28	(B)	0.11	(B)	0.08	(B)
Net realized and unrealized gains (losses) on investments	0.22	2.91	0.66	(0.35)	1.51	2.91
Total from investment operations	0.28	2.95	0.74	(0.07)	1.62	2.99
Distributions from:
Net investment income	(0.05)	(0.09)	(0.30)	(0.15)	(0.10)	(0.11)
Realized capital gains	(1.06)	(0.13)	(0.64)	(0.89)	(0.75)	(0.68)
Total distributions	(1.11)	(0.22)	(0.94)	(1.04)	(0.85)	(0.79)
Net asset value at end of period	$21.63	$22.46	$19.73	$19.93	$21.04	$20.27
Total return(C)	1.25	%(D)	15.09%	3.91%	(0.23%)	8.34%	17.19%
Ratios and supplemental data:
Net assets at end of period (000's)	$39,769	$42,800	$43,066	$35,344	$32,002	$30,647
Ratio to average net assets:
Net expenses	1.78	%(E)	1.79%	1.78%	1.82%	1.82%	1.86%
Gross expenses	1.86	%(E)	1.81%	1.78%	1.82%	1.82%	1.86%
Net investment income	0.47	%(E)	0.23%	0.43%	1.39	%(F)	0.53%	0.42%
Portfolio turnover rate	119	%(D)	46%	45%	86%	94%	154%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class A and Class C shares by 0.86% for the fiscal year ended November 30, 2015.

See accompanying Notes to Financial Statements.

46

Financial Highlights (Continued)

Touchstone Balanced Fund—Class Y(A)

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
June 30,	Year Ended November 30,
2018(B)	2017	2016	2015	2014	2013
Net asset value at beginning of period	$22.26	$19.57	$19.78	$20.90	$20.15	$17.95
Income (loss) from investment operations:
Net investment income	0.19	0.28	0.27	(C)	0.47	(C)	0.31	(C)	0.28	(C)
Net realized and unrealized gains (losses) on investments	0.22	2.84	0.65	(0.34)	1.50	2.89
Total from investment operations	0.41	3.12	0.92	0.13	1.81	3.17
Distributions from:
Net investment income	(0.22)	(0.30)	(0.49)	(0.36)	(0.31)	(0.29)
Realized capital gains	(1.06)	(0.13)	(0.64)	(0.89)	(0.75)	(0.68)
Total distributions	(1.28)	(0.43)	(1.13)	(1.25)	(1.06)	(0.97)
Net asset value at end of period	$21.39	$22.26	$19.57	$19.78	$20.90	$20.15
Total return	1.86	%(D)	16.20%	4.94%	0.79%	9.43%	18.46%
Ratios and supplemental data:
Net assets at end of period (000's)	$30,612	$31,215	$14,477	$12,589	$17,062	$20,468
Ratio to average net assets:
Net expenses	0.81	%(E)	0.78%	0.81%	0.81%	0.80%	0.77%
Gross expenses	0.90	%(E)	0.80%	0.81%	0.81%	0.80%	0.77%
Net investment income	1.44	%(E)	1.25%	1.41%	2.39	%(F)	1.55%	1.50%
Portfolio turnover rate	119	%(D)	46%	45%	86%	94%	154%

(A)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(B)	The Fund changed its fiscal year end from November 30 to June 30.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class Y shares by 0.86% for the fiscal year ended November 30, 2015.

See accompanying Notes to Financial Statements.

47

Financial Highlights (Continued)

Touchstone International Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
June 30,	Year Ended November 30,
2018(A)	2017	2016	2015	2014	2013
Net asset value at beginning of period	$19.64	$15.52	$16.92	$19.61	$20.18	$16.03
Income (loss) from investment operations:
Net investment income	0.36	(B)	0.17	0.18	(C)	0.13	(C)	0.25	(C)	0.16	(C)
Net realized and unrealized gains (losses) on investments	(0.94)	4.05	(0.97)	0.47	(0.61)	4.13
Total from investment operations	(0.58)	4.22	(0.79)	0.60	(0.36)	4.29
Distributions from:
Net investment income	(0.21)	(0.10)	(0.12)	(0.34)	(0.21)	(0.14)
Realized capital gains	(0.70)	—	(0.49)	(2.95)	—	—
Total distributions	(0.91)	(0.10)	(0.61)	(3.29)	(0.21)	(0.14)
Net asset value at end of period	$18.15	$19.64	$15.52	$16.92	$19.61	$20.18
Total return(D)	(3.23	%)(E)	27.39%	(4.81%)	4.49%	(1.81%)	26.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$118,391	$129,139	$114,616	$113,212	$115,216	$122,646
Ratio to average net assets:
Net expenses	1.23	%(F)	1.37%	1.36%	1.41%	1.41%	1.44%
Gross expenses	1.30	%(F)	1.39%	1.36%	1.41%	1.41%	1.44%
Net investment income	3.22	%(B)(F)	0.92%	1.11%	0.76%	1.22%	0.91%
Portfolio turnover rate	26	%(E)	37%	36%	55%	50%	52%

Touchstone International Equity Fund— Class C

Selected Data for a Share Outstanding Throughout Each Period

	Seven Months
	Ended
	June 30,		Year Ended November 30,
	2018(A)		2017	2016		2015		2014		2013
Net asset value at beginning of period	$18.46		$14.66	$16.06		$18.71		$19.34		$15.49
Income (loss) from investment operations:
Net investment income (loss)	0.26	(B)	(0.06)	(0.01	)(C)	(0.10	)(C)	(0.04	)(C)	(0.11	)(C)
Net realized and unrealized gains (losses) on investments	(0.90)		3.86	(0.90)		0.47		(0.59)		3.97
Total from investment operations	(0.64)		3.80	(0.91)		0.37		(0.63)		3.86
Distributions from:
Net investment income	—		—	—		(0.07)		—		(0.01)
Realized capital gains	(0.70)		—	(0.49)		(2.95)		—		—
Total distributions	(0.70)		—	(0.49)		(3.02)		—		(0.01)
Net asset value at end of period	$17.12		$18.46	$14.66		$16.06		$18.71		$19.34
Total return(D)	(3.72	%)(E)	25.92%	(5.82)%)		3.14%		(3.26%)		24.92%
Ratios and supplemental data:
Net assets at end of period (000's)	$6,737		$6,924	$5,876		$4,732		$3,581		$3,634
Ratio to average net assets:
Net expenses	2.18	%(F)	2.45%	2.49%		2.70%		2.86%		3.04%
Gross expenses	2.25	%(F)	2.49%	2.49%		2.70%		2.86%		3.04%
Net investment income (loss)	2.27	%(B)(F)	(0.16%)	(0.04%)		(0.60%)		(0.23%)		(0.66%)
Portfolio turnover rate	26	%(E)	37%	36%		55%		50%		52%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% and the net investment income per share would have been lower by $0.17 and $0.16 for Class A and Class C, respectively.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

48

Financial Highlights (Continued)

Touchstone International Equity Fund—Class Y(A)

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
June 30,	Year Ended November 30,
2018(B)	2017	2016	2015	2014	2013
Net asset value at beginning of period	$19.45	$15.40	$16.79	$19.53	$20.13	$15.99
Income (loss) from investment operations:
Net investment income	0.40	(C)	0.25	0.23	(D)	0.18	(D)	0.38	(D)	0.26	(D)
Net realized and unrealized gains (losses) on investments	(0.93)	3.98	(0.95)	0.47	(0.65)	4.11
Total from investment operations	(0.53)	4.23	(0.72)	0.65	(0.27)	4.37
Distributions from:
Net investment income	(0.29)	(0.18)	(0.18)	(0.44)	(0.33)	(0.23)
Realized capital gains	(0.70)	—	(0.49)	(2.95)	—	—
Total distributions	(0.99)	(0.18)	(0.67)	(3.39)	(0.33)	(0.23)
Net asset value at end of period	$17.93	$19.45	$15.40	$16.79	$19.53	$20.13
Total return	(3.05	%)(E)	27.78%	(4.41%)	4.89%	(1.39%	)	27.64%
Ratios and supplemental data:
Net assets at end of period (000's)	$57,438	$63,320	$40,528	$14,967	$10,997	$34,561
Ratio to average net assets:
Net expenses	0.99	%(F)	1.01%	0.99%	1.02%	0.92%	0.89%
Gross expenses	1.09	%(F)	1.03%	0.99%	1.02%	0.92%	0.89%
Net investment income	3.47	%(C)(F)	1.28%	1.45%	1.05%	1.91%	1.48%
Portfolio turnover rate	26	%(E)	37%	36%	55%	50%	52%

Touchstone International Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Seven Months
	Ended		Period Ended
	June 30,		November 30,
	2018(B)		2017(G)
Net asset value at beginning of period	$19.46		$18.91
Income (loss) from investment operations:
Net investment income	0.56	(C)	0.02
Net realized and unrealized gains (losses) on investments	(1.09)		0.53
Total from investment operations	(0.53)		0.55
Distributions from:
Net investment income	(0.31)		—
Realized capital gains	(0.70)		—
Total distributions	(1.01)		—
Net asset value at end of period	$17.92		$19.46
Total return	(3.02	%)(E)	2.91	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,260		$3
Ratio to average net assets:
Net expenses	0.89	%(F)	0.89	%(F)
Gross expenses	1.63	%(F)	1921.18	%(F)
Net investment income	3.57	%(C)(F)	1.40	%(F)
Portfolio turnover rate	26	%(E)	37%

(A)	Effective October 28, 2017, Class I shares of the Sentinel International Equity Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(B)	The Fund changed its fiscal year end from November 30 to June 30.
(C)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% and the net investment income per share would have been lower by $0.17 and $0.16 for Class Y and Institutional Class, respectively.
(D)	The net investment income per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.
(G)	Represents the period from commencement of operations (October 30, 2017) through November 30, 2017.

See accompanying Notes to Financial Statements.

49

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
June 30,	Year Ended November 30,
2018(A)	2017	2016	2015	2014	2013
Net asset value at beginning of period	$48.75	$42.28	$43.08	$42.79	$43.31	$34.84
Income (loss) from investment operations:
Net investment income	0.23	0.45	0.53	(B)	1.01	(B)	0.56	(B)	0.44	(B)
Net realized and unrealized gains (losses) on investments	1.85	8.99	2.43	(0.25)	4.97	9.50
Total from investment operations	2.08	9.44	2.96	0.76	5.53	9.94
Distributions from:
Net investment income	(0.07)	(0.51)	(1.08)	(0.45)	(0.58)	(0.43)
Realized capital gains	(6.96)	(2.46)	(2.68)	(0.02)	(5.47)	(1.04)
Total distributions	(7.03)	(2.97)	(3.76)	(0.47)	(6.05)	(1.47)
Net asset value at end of period	$43.80	$48.75	$42.28	$43.08	$42.79	$43.31
Total return(C)	4.74	%(D)	23.67%	7.53%	1.79%	13.30%	29.53%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,218,721	$1,321,506	$1,350,861	$1,416,147	$1,577,546	$1,454,446
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.97	%(F)	1.02%	1.00%	0.99%	1.00%	1.03%
Gross expenses (including liquidity provider expenses)(G)	1.09	%(F)	1.02%	1.00%	0.99%	1.00%	1.03%
Net investment income	0.88	%(F)	0.98%	1.32%	2.36	%(H)	1.28%	1.15%
Portfolio turnover rate	9	%(D)(I)	12	%(I)	8%	11%	19%	12%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.95% for the seven months ended June 30, 2018 and 1.02% for the year ended November 30, 2017. There were no liquidity provider expenses prior to 2017.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.07% for the seven months ended June 30, 2018 and 1.02% for the year ended November 30, 2017. There were no liquidity provider expenses prior to 2017.
(H)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class A shares by 1.22% for the fiscal year ended November 30, 2015.
(I)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

50

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
June 30,	Year Ended November 30,
2018(A)	2017	2016	2015	2014	2013
Net asset value at beginning of period	$46.48	$40.44	$41.36	$41.15	$41.82	$33.70
Income (loss) from investment operations:
Net investment income	0.03	—	(B)	0.21	(C)	0.64	(C)	0.21	(C)	0.12	(C)
Net realized and unrealized gains (losses) on investments	1.74	8.67	2.33	(0.24)	4.78	9.18
Total from investment operations	1.77	8.67	2.54	0.40	4.99	9.30
Distributions from:
Net investment income	—	(0.17)	(0.78)	(0.17)	(0.19)	(0.14)
Realized capital gains	(6.96)	(2.46)	(2.68)	(0.02)	(5.47)	(1.04)
Total distributions	(6.96)	(2.63)	(3.46)	(0.19)	(5.66)	(1.18)
Net asset value at end of period	$41.29	$46.48	$40.44	$41.36	$41.15	$41.82
Total return(D)	4.24	%(E)	22.69%	6.71%	0.98%	12.40%	28.47%
Ratios and supplemental data:
Net assets at end of period (000's)	$67,599	$74,122	$83,246	$89,890	$90,784	$78,259
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	1.78	%(G)	1.82%	1.79%	1.78%	1.79%	1.84%
Gross expenses (including liquidity provider expenses)(H)	1.89	%(G)	1.82%	1.79%	1.78%	1.79%	1.84%
Net investment income	0.07	%(G)	0.18%	0.54%	1.57	%(I)	0.50%	0.32%
Portfolio turnover rate	9	%(E)(J)	12	%(J)	8%	11%	19%	12%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Represents less than $0.005 per share.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.76% for the seven months ended June 30, 2018 and 1.82% for the year ended November 30, 2017. There were no liquidity provider expenses prior to 2017.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.87% for the seven months ended June 30, 2018 and 1.82% for the year ended November 30, 2017. There were no liquidity provider expenses prior to 2017.
(I)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class C shares by 1.22% for the fiscal year ended November 30, 2015.
(J)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

51

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund— Class Y(A)

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
June 30,	Year Ended November 30,
2018(B)	2017	2016	2015	2014	2013
Net asset value at beginning of period	$48.72	$42.26	$43.06	$42.76	$43.31	$34.85
Income (loss) from investment operations:
Net investment income	0.29	0.56	0.64	(C)	1.12	(C)	0.68	(C)	0.56	(C)
Net realized and unrealized gains (losses) on investments	1.84	8.99	2.43	(0.25)	4.97	9.50
Total from investment operations	2.13	9.55	3.07	0.87	5.65	10.06
Distributions from:
Net investment income	(0.21)	(0.63)	(1.19)	(0.55)	(0.73)	(0.56)
Realized capital gains	(6.96)	(2.46)	(2.68)	(0.02)	(5.47)	(1.04)
Total distributions	(7.17)	(3.09)	(3.87)	(0.57)	(6.20)	(1.60)
Net asset value at end of period	$43.68	$48.72	$42.26	$43.06	$42.76	$43.31
Total return	4.85	%(D)	24.03%	7.84%	2.07%	13.61%	29.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$394,077	$438,732	$552,611	$689,502	$932,941	$941,223
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.74	%(F)	0.74%	0.72%	0.71%	0.72%	0.72%
Gross expenses (including liquidity provider expenses)(G)	0.90	%(F)	0.75%	0.72%	0.71%	0.72%	0.72%
Net investment income	1.11	%(F)	1.26%	1.60%	2.63	%(H)	1.55%	1.45%
Portfolio turnover rate	9	%(D)(I)	12	%(I)	8%	11%	19%	12%

(A)	Effective October 28, 2017, Class I shares of the Sentinel Common Stock Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(B)	The Fund changed its fiscal year end from November 30 to June 30.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.72% for the seven months ended June 30, 2018 and 0.74% for the year ended November 30, 2017. There were no liquidity provider expenses prior to 2017.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 0.88% for the seven months ended June 30, 2018 and 0.75% for the year ended November 30, 2017. There were no liquidity provider expenses prior to 2017.
(H)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class Y shares by 1.22%, for the fiscal year ended November 30, 2015.
(I)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

52

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund— Institutional Class(A)

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended	Period Ended
June 30,	Year Ended November 30,	November 30,
2018(B)	2017	2016	2015(C)
Net asset value at beginning of period	$48.81	$42.32	$43.11	$43.01
Income (loss) from investment operations:
Net investment income	0.34	0.61	0.70	(D)	1.07	(D)
Net realized and unrealized gains (losses) on investments	1.80	9.01	2.41	(0.51)
Total from investment operations	2.14	9.62	3.11	0.56
Distributions from:
Net investment income	(0.24)	(0.67)	(1.22)	(0.46)
Realized capital gains	(6.96)	(2.46)	(2.68)	—
Total distributions	(7.20)	(3.13)	(3.90)	(0.46)
Net asset value at end of period	$43.75	$48.81	$42.32	$43.11
Total return	4.93	%(E)	24.14%	7.92%	1.31	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$46,683	$44,738	$29,927	$18,225
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	0.67	%(G)	0.68%	0.65%	0.61	%(G)
Gross expenses (including liquidity provider expenses)(H)	0.88	%(G)	0.70%	0.72%	1.76	%(G)
Net investment income	1.18	%(G)	1.32%	1.72%	2.65	%(G)(I)
Portfolio turnover rate	9	%(E)(J)	12	%(J)	8%	11%

(A)	Effective October 30, 2017, Class R6 shares of the Predecessor Fund were reorganized into Institutional Class shares of the Fund.
(B)	The Fund changed its fiscal year end from November 30 to June 30.
(C)	Represents the period from commencement of operations (December 23, 2014) through November 30, 2015.
(D)	The net investment income per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.65% for the seven months ended June 30, 2018 and 0.68% for the year ended November 30, 2017. There were no liquidity provider expenses prior to 2017.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 0.86% for the seven months ended June 30, 2018 and 0.70% for the year ended November 30, 2017. There were no liquidity provider expenses prior to 2017.
(I)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Institutional Class shares by 1.30%, for the fiscal year ended November 30, 2015.
(J)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

53

Financial Highlights (Continued)

Touchstone Small Company Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Seven Months
	Ended
	June 30,		Year Ended November 30,
	2018(A)		2017	2016		2015		2014		2013
Net asset value at beginning of period	$5.64		$5.19	$5.58		$7.19		$8.52		$7.96
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.02	)(B)	(0.03	)(B)	—	(B)(C)	(0.02	)(B)
Net realized and unrealized gains on investments	0.37		0.89	0.57		0.26		0.38		2.25
Total from investment operations	0.36		0.87	0.55		0.23		0.38		2.23
Distributions from:
Realized capital gains	(0.47)		(0.42)	(0.94)		(1.84)		(1.71)		(1.67)
Net asset value at end of period	$5.53		$5.64	$5.19		$5.58		$7.19		$8.52
Total return(D)	6.89	%(E)	17.95%	12.52%		5.32%		5.40%		34.79%
Ratios and supplemental data:
Net assets at end of period (000's)	$661,866		$677,055	$685,807		$596,864		$682,481		$808,145
Ratio to average net assets:
Net expenses	1.10	%(F)	1.18%	1.22%		1.25%		1.20%		1.21%
Gross expenses	1.18	%(F)	1.18%	1.22%		1.25%		1.20%		1.21%
Net investment income (loss)	(0.26	%)(F)	(0.49%)	(0.38%)		(0.61%)		0.06%		(0.24)%)
Portfolio turnover rate	30	%(E)	82%	61%		70%		59%		23%

Touchstone Small Company Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Seven Months
	Ended
	June 30,		Year Ended November 30,
	2018(A)		2017		2016		2015		2014		2013
Net asset value at beginning of period	$3.50		$3.39		$4.01		$5.72		$7.17		$6.99
Income (loss) from investment operations:
Net investment loss	(0.02)		(0.10)		(0.03	)(B)	(0.05	)(B)	(0.04	)(B)	(0.06	)(B)
Net realized and unrealized gains on investments	0.22		0.63		0.35		0.18		0.30		1.91
Total from investment operations	0.20		0.53		0.32		0.13		0.26		1.85
Distributions from:
Realized capital gains	(0.47)		(0.42)		(0.94)		(1.84)		(1.71)		(1.67)
Net asset value at end of period	$3.23		$3.50		$3.39		$4.01		$5.72		$7.17
Total return(D)	6.51	%(E)	17.36%		11.48%		4.72%		4.55%		33.94%
Ratios and supplemental data:
Net assets at end of period (000's)	$97,136		$104,051		$110,842		$108,192		$115,642		$128,521
Ratio to average net assets:
Net expenses	1.85	%(F)	1.92%		1.95%		1.94%		1.91%		1.93%
Gross expenses	1.93	%(F)	1.92%		1.95%		1.94%		1.91%		1.93%
Net investment loss	(1.02	%)(F)	(1.23%	)	(1.10%)		(1.30%)		(0.66%)		(0.97%)
Portfolio turnover rate	30	%(E)	82%		61%		70%		59%		23%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

54

Financial Highlights (Continued)

Touchstone Small Company Fund—Class Y(A)

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended
June 30,	Year Ended November 30,
2018(B)	2017	2016	2015	2014	2013
Net asset value at beginning of period	$6.10	$5.56	$5.89	$7.48	$8.78	$8.16
Income (loss) from investment operations:
Net investment income (loss)	(—	)(C)	(0.06)	(—	)(C)(D)	(0.01	)(D)	0.03	(D)	0.01	(D)
Net realized and unrealized gains on investments	0.41	1.02	0.61	0.28	0.38	2.32
Total from investment operations	0.41	0.96	0.61	0.27	0.41	2.33
Distributions from:
Net investment income	—	—	—	(0.02)	—	(0.04)
Realized capital gains	(0.47)	(0.42)	(0.94)	(1.84)	(1.71)	(1.67)
Total distributions	(0.47)	(0.42)	(0.94)	(1.86)	(1.71)	(1.71)
Net asset value at end of period	$6.04	$6.10	$5.56	$5.89	$7.48	$8.78
Total return	7.21	%(E)	18.41%	12.95%	5.71%	5.62%	35.40%
Ratios and supplemental data:
Net assets at end of period (000's)	$383,050	$388,404	$257,483	$220,543	$247,639	$385,692
Ratio to average net assets:
Net expenses	0.84	%(F)	0.85%	0.89%	0.87%	0.85%	0.81%
Gross expenses	0.92	%(F)	0.85%	0.89%	0.87%	0.85%	0.81%
Net investment income (loss)	(0.01	%)(F)	(0.16%)	(0.04)%	(0.24)%)	0.46%	0.17%
Portfolio turnover rate	30	%(E)	82%	61%	70%	59%	23%

Touchstone Small Company Fund— Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Seven Months
	Ended		Period Ended
	June 30,		November 30,
	2018(B)		2017(G)
Net asset value at beginning of period	$6.10		$5.80
Income (loss) from investment operations:
Net investment income (loss)	—	(C)	(—	)(C)
Net realized and unrealized gains on investments	0.41		0.30
Total from investment operations	0.41		0.30
Distributions from:
Realized capital gains	(0.47)		—
Net asset value at end of period	$6.04		$6.10
Total return	7.21	%(E)	5.17	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$8		$3
Ratio to average net assets:
Net expenses	0.79	%(F)	0.79	%(F)
Gross expenses	275.86	%(F)	2069.15	%(F)
Net investment income (loss)	0.05	%(F)	(0.70	)%(F)
Portfolio turnover rate	30	%(E)	82%

(A)	Effective October 28, 2017, Class I shares of the Sentinel Small Company Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(B)	The Fund changed its fiscal year end from November 30 to June 30.
(C)	Less than $0.005 per share.
(D)	The net investment income (loss) per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.
(G)	Represents the period from commencement of operations (October 30, 2017) through November 30, 2017.

See accompanying Notes to Financial Statements.

55

Financial Highlights (Continued)

Touchstone Small Company Fund—Class R6

Selected Data for a Share Outstanding Throughout Each Period

Seven Months
Ended	Period Ended
June 30,	Year Ended November 30,	November 30,
2018(A)	2017	2016	2015(B)
Net asset value at beginning of period	$5.73	$5.24	$5.60	$5.44
Income (loss) from investment operations:
Net investment income (loss)	—	(C)	(0.03)	0.01	(D)	(0.01	)(D)
Net realized and unrealized gains on investments	0.39	0.94	0.57	0.17
Total from investment operations	0.39	0.91	0.58	0.16
Distributions from:
Realized capital gains	(0.47)	(0.42)	(0.94)	—
Net asset value at end of period	$5.65	$5.73	$5.24	$5.60
Total return	7.33	%(E)	18.58%	13.07%	2.94	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$76,246	$67,052	$13,000	$599
Ratio to average net assets:
Net expenses	0.73	%(F)	0.75%	0.73%	0.73	%(F)
Gross expenses	0.84	%(F)	0.77%	0.99%	2.96	%(F)
Net investment income (loss)	0.10	%(F)	(0.07%)	0.16%	(0.18	)%(F)
Portfolio turnover rate	30	%(E)	82%	61%	70%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Represents the period from commencement of operations (December 23, 2014) through November 30, 2015.
(C)	Less than $0.005 per share.
(D)	The net investment income (loss) per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

56

Notes to Financial Statements

June 30, 2018

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of twenty-five funds, including the following four funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Balanced Fund (“Balanced Fund”)

Touchstone International Equity Fund (“International Equity Fund”)

Touchstone Large Cap Focused Fund (“Large Cap Focused Fund“)

Touchstone Small Company Fund (“Small Company Fund”)

Each Fund is diversified, with the exception of the Large Cap Focused Fund, which is non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

Institutional
	Class A	Class C	Class Y	Class	Class R6
Balanced Fund	X	X	X
International Equity Fund	X	X	X	X
Large Cap Focused Fund	X	X	X	X
Small Company Fund	X	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

•	Level 1	–	quoted prices in active markets for identical securities

•	Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	–	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

57

Notes to Financial Statements (Continued)

The aggregate value by input level, as of June 30, 2018, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Funds did not hold any Level 3 categorized securities during the seven months ended June 30, 2018.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. At June 30, 2018, there were no transfers between Levels 1, 2 and 3 for the Funds, except as discussed in the Portfolio of Investments for International Equity Fund.

During the seven months ended June 30, 2018, there were no material changes to the valuation policies and techniques.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV.

58

Notes to Financial Statements (Continued)

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

59

Notes to Financial Statements (Continued)

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of June 30, 2018, the following Fund loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
International Equity Fund	Common Stocks	$8,495,499	$8,776,526	$281,027

*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending is included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of

60

Notes to Financial Statements (Continued)

$1 million or more of Class A shares. The maximum offering price per share of Classes C, Y, Institutional Class and R6 shares of the Funds is equal to the NAV per share. Prior to October 28, 2017, the maximum offering price per share of Class A shares of the Funds was equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price).

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase.

Redemption Fees — Prior to October 28, 2017, shareholders of the International Equity Fund and Small Company Fund were subject to redemption fees of 2% on shares held 30 calendar days or less. Shareholders of the Balanced Fund and Large Cap Focused Fund were subject to, under certain circumstances, an excessive trading fee of 2% of the amount redeemed. Both the redemption fee and excessive trading fee were subject to certain exceptions under which they may not be charged. As of October 28, 2017, the Funds are no longer subject to redemption fees or excess trading fees. For the period December 1, 2016 through October 27, 2017, these fees totaled $1,743 and are included in Cost of Shares redeemed on the Statements of Changes in Net Assets - Capital Stock Activity for the year ended November 30, 2017.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except the Balanced Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Balanced Fund declares and distributes net investment income, if any, quarterly as a dividend to shareholders. Prior to October 28, 2017, the Large Cap Focused Fund declared and distributed net investment income, if any, quarterly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

61

Notes to Financial Statements (Continued)

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the seven months ended June 30, 2018:

		International	Large Cap	Small
	Balanced	Equity	Focused	Company
	Fund	Fund	Fund*	Fund
Purchases of investment securities	$65,036,671	$48,685,829	$164,396,615	$339,585,073
Proceeds from sales and maturities	$65,941,047	$59,961,100	$226,682,795	$429,908,940

*Large Cap Focused Fund had redemptions-in-kind which resulted in redemptions out of the Fund of $118,054,500 and is excluded from the proceeds from sales and maturities. The redemptions were comprised of securities and cash in the amount of $113,896,614 and $4,157,886, respectively.

For the seven months ended June 30, 2018, purchases and proceeds from sales and maturities in U.S. Government Securities were $314,179,966 and $340,150,627, respectively, for the Balanced Fund. There were no purchases or proceeds from sales and maturities of U.S. Government Securities by the remaining Funds for the seven months ended June 30, 2018.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $49,852 and $7,500 for the seven months ended June 30, 2018 and for the period October 28, 2017 through November 30, 2017, respectively, which are included in the Trustee and Compliance fees and expenses on the Statements of Operations. For the period December 1, 2016 through October 27, 2017, the Funds incurred Director-related expenses of $809,156 for the Directors of the Sentinel Group Funds, Inc. (the “Former Board of Directors”), which are included in the Trustee and Compliance fees and expenses on the Statements of Operations for the year ended November 30, 2017.

62

Notes to Financial Statements (Continued)

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Balanced Fund	0.55% on the first $200 million
0.50% on the next $200 million
0.45% on the next $600 million
0.40% on the next $1 billion
0.35% on such assets over $2 billion
International Equity Fund	0.70% on the first $500 million
0.65% on the next $300 million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on such assets over $2 billion
Large Cap Focused Fund	0.70% on the first $500 million
0.65% on the next $300 Million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on such assets over $2 billion
Small Company Fund	0.70% on the first $500 million
0.65% on the next $300 million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on such assets over $2 billion

Prior to October 28, 2017, Sentinel Asset Management, Inc. (the “Former Advisor”), a subsidiary of NLV Financial Corp., served as the advisor to the Funds. For its services, each Fund paid the Former Advisor a monthly fee at an annual rate based on average daily net assets of each Fund as shown in the table listed above.

Effective October 28, 2017, the Advisor entered into investment sub-advisory agreements for the Funds with Fort Washington Investment Advisors, Inc. (the “Sub-Advisor”), an affiliate of the Advisor and wholly-owned subsidiary of Western & Southern. The Advisor, not the Funds, pays the sub-advisory fees to the Sub-Advisor.

Effective October 28, 2017, the Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity provider; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

63

Notes to Financial Statements (Continued)

				Institutional
	Class A	Class C	Class Y	Class	Class R6
Balanced Fund	1.01%	1.78%	0.81%	—	—
International Equity Fund	1.36%	2.49%	0.99%	0.89%	—
Large Cap Focused Fund	1.00%	1.79%	0.72%	0.65%	—
Small Company Fund	1.22%	1.95%	0.89%	0.79%	0.73%

These expense limitations will remain in effect for all Funds through at least October 27, 2019, but can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.

During the seven months ended June 30, 2018, the Advisor or its affiliates waived investment advisory fees, administration fees or reimbursed or waived other operating expenses, including distribution fees, of the Funds as follows:

	Investment
	Advisory		Other Operating
	Fees	Administration	Expenses
Fund	Waived	Fees Waived	Waived	Total
Balanced Fund	$—	$—	$118,730	$118,730
International Equity Fund	—	79,268	19,413	98,681
Large Cap Focused Fund	—	1,176,046	128,183	1,304,229
Small Company Fund	—	574,674	22,010	596,684

For the period October 28, 2017 through November 30, 2017, the Advisor or its affiliates waived investment advisory fees, administration fees and other operating expenses, including distribution fees, of the Funds, which are included on the Statements of Operations for the year ended November 30, 2017, as follows:

	Investment
	Advisory		Other Operating
	Fees	Administration	Expenses
Fund	Waived	Fees Waived	Waived	Total
Balanced Fund	$—	$—	$28,413	$28,413
International Equity Fund	—	24,784	12,762	37,546
Large Cap Focused Fund	—	71,773	22,344	94,117
Small Company Fund	—	20,418	9,021	29,439

Prior to October 28, 2017, the Former Advisor had contractually agreed to reimburse certain expenses paid by the former Class I shares of each Fund to the extent necessary to prevent the total annual fund operating expense ratios of the Class I shares of each Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the respective Class A shares of the same Fund, where applicable. On October 28, 2017, this arrangement was terminated and Class I shares of the Funds converted to Class Y shares.

Prior to October 28, 2017, the Former Advisor had contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement for the Large Cap Focused Fund and the Small Company Fund former Class R6 shares, on an annualized basis, to 0.65% and 0.73%, respectively, of average daily net assets attributable to Class R6 shares. On October 28, 2017, this arrangement was terminated and Class R6 shares of the Large Cap Focused Fund converted to Institutional Class shares.

64

Notes to Financial Statements (Continued)

For the period December 1, 2016 through October 27, 2017, the Former Advisor accrued investment advisory fees of the Funds, which are included in the Investment advisory fees on the Statements of Operations for the year ended November 30, 2017, as follows:

Investment
Advisory
Fees
Fund	Accrued
Balanced Fund	$1,617,997
International Equity Fund	1,209,465
Large Cap Focused Fund	10,612,937
Small Company Fund	6,719,520

The Former Advisor did not waive fees or reimburse expenses for the period December 1, 2016 through October 27, 2017.

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Fund’s current expense limitation.

As of June 30, 2018, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration
	November 30,	June 30,
Fund	2020	2021	Total
Balanced Fund	$3,422	$16,819	$20,241
International Equity Fund	33,634	98,681	132,315
Large Cap Focused Fund	90,753	1,304,229	1,394,982
Small Company Fund	29,439	596,684	626,123

The Advisor did not recoup any amounts it previously waived or reimbursed during the seven months ended June 30, 2018 and year ended November 30, 2017

For the period December 1, 2016 through October 27, 2017, the Former Advisor did not recoup any amounts it previously reimbursed for the Funds. Additionally, any amounts previously reimbursed by the Former Advisor are no longer subject to recoupment.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

65

Notes to Financial Statements (Continued)

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

Prior to October 28, 2017, Sentinel Administrative Services, Inc. (the “Former Administrator”), a wholly owned subsidiary of the Former Advisor, served as the Administrator to the Funds. The Former Administrator provided a) general administrative services and b) transfer agency administrative and oversight services on behalf of the Funds. Under the general administrative services portion of the agreement, the Funds received administration services and paid the Former Administrator a monthly fee at an annual rate of 0.0375% of the first $4 billion of the aggregate average daily net assets; 0.035% of the next $3 billion of the aggregate average daily net assets and 0.0325% of the aggregate average daily net assets in excess of $7 billion. The fee was computed and allocated among the Sentinel Group Funds, Inc. on the basis of relative daily net assets. Under the transfer agency administrative and oversight services portion of the agreement, the Funds received monitoring and oversight of transfer agency vendor services and were responsible for all costs and expenses relating to the individuals designated by the Former Administrator to perform such services on behalf of the Former Administrator. The number of such individuals designated by the Former Administrator to perform services was subject to approval by the Former Board of Directors. The Funds were also responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by the Former Administrator in connection with the performance of its duties. The Funds could also reimburse the Former Administrator for sub-transfer agency, plan agent and similar fees paid by the Former Administrator to other entities that provided services to accounts underlying an omnibus account of record in accordance with policies approved by the Former Board of Directors. During the period December 1, 2016, through October 27, 2017, the Former Administrator received the following fees, which are included in the Administration fees on the Statements of Operations for the year ended November 30, 2017:

Fund
Balanced Fund	$112,866
International Equity Fund	63,844
Large Cap Focused Fund	677,387
Small Company Fund	385,733

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

Prior to October 28, 2017, Boston Financial Data Services, Inc. served as the Transfer Agent to the Funds.

66

Notes to Financial Statements (Continued)

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

Prior to October 28, 2017, the Class A shares of the Funds had adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, (the “Former A Plans”). Under the Former A Plans, each participating Fund paid to Sentinel Financial Services Company (the “Former Distributor”, a company in which the Former Advisor and Sentinel Financial Services, Inc., a wholly owned subsidiary of the Former Advisor, are partners), a monthly fee at the maximum annual rate of 0.25% of average daily net assets relating to Class A shares outstanding. Such fees were used to reimburse the Former Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund.

Prior to October 28, 2017, the Funds that offered Class C shares had also adopted a Class C distribution plan applicable to its Class C shares (the “Former C Plans”). Under the Former C Plans, the Class C shares of each Fund paid to the Former Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees were used to reimburse the Former Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee was designed to recover the initial sales commission of 1.00% paid by the Former Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may have been paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

Prior to October 28, 2017, the Funds were not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates.

For the period December 1, 2016, through October 27, 2017, the Former Distributor received the following fees, which are included in the Distribution expenses, Class A, for Class A shares and the Distribution and shareholder servicing expenses, Class C, for Class C shares on the Statements of Operations for the year ended November 30, 2017:

	Class A	Class C
Fund	Shares	Shares
Balanced Fund	$614,649	$416,269
International Equity Fund	284,691	61,377
Large Cap Focused Fund	3,072,777	747,052
Small Company Fund	1,531,820	976,000

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate for the seven months ended June 30, 2018:

67

Notes to Financial Statements (Continued)

Fund	Amount
Balanced Fund	$23,139
International Equity Fund	17,542
Large Cap Focused Fund	22,603
Small Company Fund	26,598

In addition, the Underwriter collected CDSC on the redemption of Class A shares and Class C shares of the Funds listed below for the seven months ended June 30, 2018:

Fund	Class A Shares	Class C Shares
Balanced Fund	$42	$876
International Equity Fund	374	7
Large Cap Focused Fund	2,561	92
Small Company Fund	131	53

INTERFUND TRANSACTIONS

The Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the seven months ended June 30, 2018, the Funds did not engage in any Rule 17a-7 transactions as defined under the 1940 Act.

5. Liquidity

ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

During the seven months ended June 30, 2018, the Large Cap Focused Fund utilized ReFlow. ReFlow subscribed to 2,879,784 shares of the Fund during the period and had redemptions-in-kind of $113,896,614. The resulting fee is recorded in Other expenses on the Statements of Operations.

Interfund Lending—Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the seven months ended June 30, 2018, the following Fund participated as lender in the interfund lending program. The average amount loaned, average interest rate and interest income were as follows:

	Average Amount	Average Interest	Interest
Fund	Loaned	Rate	Income*
Small Company Fund	$1,166,718	1.56%	$10,710

* Included in Interest in the Statements of Operations.

68

Notes to Financial Statements (Continued)

During the seven months end June 30, 2018, the following Fund participated as a borrower in the interfund lending program. The average amount borrowed, average interest rate and interest expense were as follows:

	Average Amount	Average Interest	Interest
Fund	Borrowed	Rate	Expense*
International Equity Fund	$245,283	1.60%	$2,096

* Included in Other expenses in the Statements of Operations.

6. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the seven months ended June 30, 2018 and years ended November 30, 2017 and November 30, 2016 is as follows:

	Balanced Fund			International Equity Fund
	Seven Months Ended June 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Seven Months Ended June 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
From ordinary income	$2,415,681	$3,724,887	$6,767,216	$2,308,837	$1,250,578	$976,876
From long-term capital gains	15,494,463	2,124,199	9,916,784	7,102,450	—	3,860,204
Total distributions	$17,910,144	$5,849,086	$16,684,000	$9,411,287	$1,250,578	$4,837,080

	Large Cap Focused Fund			Small Company Fund
	Seven Months Ended June 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Seven Months Ended June 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
From ordinary income	$4,002,079	$24,480,711	$57,077,267	$19,425,568	$—	$—
From long-term capital gains	265,660,471	115,781,936	137,723,635	85,276,646	89,216,186	159,188,187
Total distributions	$269,662,550	$140,262,647	$194,800,902	$104,702,214	$89,216,186	$159,188,187

69

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of June 30, 2018:

	Balanced	International
	Fund	Equity Fund
Tax cost of portfolio investments	$185,670,936	$175,347,746
Gross unrealized appreciation on investments	125,514,059	27,758,153
Gross unrealized depreciation on investments	(1,999,539)	(13,559,429)
Net unrealized appreciation (depreciation) on investments	123,514,520	14,198,724
Net unrealized depreciation on foreign currency transactions	—	(11,172)
Other temporary differences	(450)	—
Undistributed ordinary income	338,007	1,952,690
Undistributed capital gains	6,063,370	16,188,079
Accumulated earnings (deficit)	$129,915,447	$32,328,321

	Large Cap	Small Company
	Focused Fund	Fund
Tax cost of portfolio investments	$751,127,156	$924,870,531
Gross unrealized appreciation on investments	990,182,055	310,582,076
Gross unrealized depreciation on investments	(7,423,401)	(13,531,414)
Net unrealized appreciation (depreciation) on investments	982,758,654	297,050,662
Other temporary differences	(273)	—
Undistributed ordinary income	15,934,570	23,281,263
Undistributed capital gains	22,435,104	32,736,633
Accumulated earnings (deficit)	$1,021,128,055	$353,068,558

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals and passive foreign investment company (“PFIC”) adjustments.

As of June 30, 2018, the Funds had no capital loss carryforwards for federal income tax purposes.

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the seven months ended June 30, 2018, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2018 and November 30, 2014 through 2017) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of foreign currency gains/losses, reclassification of net operating losses, redesignation of dividends paid, adjustments on preferred sold, deferred capital gains tax reclassification, capital gains distributions reclassifications, litigation reclassification, paydown gain/losses on mortgage-backed securities, in-kind distributions for shareholder redemptions and deemed distributions on shareholder redemptions, have been made to the following Funds for the seven months ended June 30, 2018:

70

Notes to Financial Statements (Continued)

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Balanced Fund	$—	$184,856	$(184,856)
International Equity Fund	—	(615,160)	615,160
Large Cap Focused Fund	101,559,359	(2,839,137)	(98,720,222)
Small Company Fund	(26,578)	1,601,393	(1,574,815)

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means

71

Notes to Financial Statements (Continued)

a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Reorganizations

The shareholders of the Sentinel Balanced Fund, Sentinel International Equity Fund, Sentinel Common Stock Fund and Sentinel Small Company Fund (the “Reorganizing Funds”), each a series of Sentinel Group Funds, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of each Reorganizing Fund to the corresponding Touchstone Fund as noted below. The Balanced Fund, International Equity Fund, Large Cap Focused Fund and Small Company Fund, each a new series of the Trust, assumed the financial and performance history of the Sentinel Balanced Fund, Sentinel International Equity Fund, Sentinel Common Stock Fund and Sentinel Small Company Fund, respectively. The tax-free reorganizations took place on October 27, 2017.

		Net	Shares
Reorganizing Funds	Touchstone Funds*	Assets	Outstanding
Sentinel Balanced Fund	Balanced Fund	$331,423,150	15,092,088
Sentinel International Equity Fund	International Equity Fund	203,883,053	10,805,595
Sentinel Common Stock Fund	Large Cap Focused Fund	1,895,170,925	40,069,142
Sentinel Small Company Fund	Small Company Fund	1,214,732,067	230,307,818

*Class A, Class C, and Class I shares of the Reorganizing Funds were exchanged for Class A, Class C and Class Y shares, respectively, of the corresponding Touchstone Fund. Class R6 shares of the Sentinel Common Stock Fund were exchanged for Institutional Class shares of the Large Cap Focused Fund. Class R6 shares of the Sentinel Small Company Fund were exchanged for Class R6 shares of the Small Company Fund. On October 30, 2017, the International Equity Fund and Small Company Fund began issuing Institutional Class shares.

Pursuant to a Plan of Reorganization approved by the Sentinel Group Funds, Inc. Board of Directors on December 3, 2015, as of the close of business on March 30, 2016, Sentinel Small Company Fund acquired 100% of the voting equity interests, substantially all of the assets and assumed substantially all of the liabilities of Sentinel Mid Cap Fund, a separate series of the Sentinel Group Funds, Inc., in a tax-free reorganization in exchange for shares of the Sentinel Small Company Fund. The primary reason for the transaction was to combine a smaller Fund into a larger Fund with similar investment strategies and policies. For financial reporting purposes, the net assets received and shares issued by the Sentinel Small Company Fund were recorded at fair value; however, the Sentinel Mid Cap Fund’s cost of investments were carried forward to align ongoing reporting of the Sentinel Small Company Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The merger conversion ratios, the number of shares and the value of shares issued by the Sentinel Small Company Fund is presented in the Statement of Changes in Net Assets – Capital Stock Activity. Net assets and acquired unrealized appreciation (depreciation) as of the reorganization date were as follows:

72

Notes to Financial Statements (Continued)

					Total
					Net Assets of	Acquired
		Total	Total		Acquiring	Fund
		Net Assets of	Net Assets of		Fund	Unrealized
		Acquiring	Acquired		After the	Appreciation/
Acquiring Fund	Acquired Fund	Fund	Fund		Acquisition	(Depreciation)
Sentinel Small Company Fund Class A	Sentinel Mid Cap Fund Class A	$546,804,192	$97,558,873		$644,363,065	$9,958,785
Sentinel Small Company Fund Class C	Sentinel Mid Cap Fund Class C	97,641,067	8,942,615		106,583,682	(5,233,947)
Sentinel Small Company Fund Class I	Sentinel Mid Cap Fund Class I	209,050,954	5,382,625		214,433,579	7,617,354
Sentinel Small Company Fund Class R6	None	2,116,165	—		2,116,165	—
		$855,612,378	$111,884,113	*	$967,496,491	$12,342,192

*The net assets of the Sentinel Mid Cap Fund were primarily comprised of investments with a fair value of $112,084,254 just prior to the reorganization.

The financial statements reflect the operations of the Sentinel Small Company Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Assuming the acquisition had been completed on December 1, 2015, the beginning of the fiscal annual reporting period of the Sentinel Small Company Fund, Sentinel Small Company Fund’s pro forma results of operations for the year ended November 30, 2016 are estimated as follows.

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(3,621,210)
Net realized gain (loss) on sales of investments, futures contracts and foreign currency transactions	95,636,043
Net change in unrealized appreciation (depreciation)	27,441,323
Net increase (decrease) in net assets from operations	$119,456,156

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Sentinel Mid Cap Fund that have been included in the Sentinel Small Company Fund’s statement of operations since March 30, 2016.

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on May 17, 2018, the Board approved the reorganization (the “Reorganization”) of the Touchstone Small Cap Growth Fund, a series of the Trust, into the Touchstone Small Company Fund, subject to shareholder approval. The Reorganization, if approved, is expected to be completed on or about September 21, 2018.

There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

73

Report of Independent Registered Public Accounting Firm

To the Shareholders of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund and Touchstone Small Company Fund and the Board of Trustees of Touchstone Strategic Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund and Touchstone Small Company Fund (collectively referred to as the “Funds”), (four of the funds constituting the Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of June 30, 2018, and the related statements of operations and changes in net assets, and the financial highlights for the seven months ended June 30, 2018 and the year ended November 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Touchstone Strategic Trust) at June 30, 2018, and the results of their operations, the changes in their net assets and their financial highlights for the seven months ended June 30, 2018 and the year ended November 30, 2017, in conformity with U.S. generally accepted accounting principles.

The statements of changes in net assets for the year ended November 30, 2016 and the financial highlights for each of the four years in the period ended November 30, 2016 of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund and Touchstone Small Company Fund were audited by other auditors, whose report dated January 19, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis For Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

74

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

August 8, 2018

75

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal period ended June 30, 2018 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Fund intends to pass through the maximum allowable percentage for Form 1099 Div.

Balanced Fund	95.99%
International Equity Fund	100.00%
Large Cap Focused Fund	73.50%
Small Company Fund	31.57%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal period ended June 30, 2018 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Balanced Fund	92.40%
International Equity Fund	1.03%
Large Cap Focused Fund	71.61%
Small Company Fund	30.49%

For the fiscal period ended June 30, 2018, the Funds designated long-term capital gains as follows:

Balanced Fund	$15,494,463
International Equity Fund	$16,188,208
Large Cap Focused Fund	$277,847,759
Small Company Fund	$85,276,646

Foreign Tax Income and Foreign Tax Credit

The International Equity Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal period ended June 30, 2018, the total amount of foreign source income is $5,324,519 or $0.51 per share. The total amount of foreign taxes to be paid is $859,720 or $0.08 per share. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

76

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2018 through June 30, 2018).

Actual Expenses

The first line of the table below for each share class of a Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each share class of a Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2018	2018	2018	2018*
Touchstone Balanced Fund
Class A	Actual	1.01%	$1,000.00	$1,006.90	$5.03
Class A	Hypothetical	1.01%	$1,000.00	$1,019.79	$5.06

Class C	Actual	1.78%	$1,000.00	$1,002.90	$8.84
Class C	Hypothetical	1.78%	$1,000.00	$1,015.97	$8.90

Class Y	Actual	0.81%	$1,000.00	$1,008.00	$4.03
Class Y	Hypothetical	0.81%	$1,000.00	$1,020.78	$4.06

Touchstone International Equity Fund
Class A	Actual	1.21%	$1,000.00	$934.60	$5.80
Class A	Hypothetical	1.21%	$1,000.00	$1,018.79	$6.06

Class C	Actual	2.13%	$1,000.00	$930.40	$10.19
Class C	Hypothetical	2.13%	$1,000.00	$1,014.23	$10.64

Class Y	Actual	0.99%	$1,000.00	$935.30	$4.75
Class Y	Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96

77

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2018	2018	2018	2018*
Touchstone International Equity Fund (Continued)
Institutional Class	Actual	0.89%	$1,000.00	$935.80	$4.27
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.46

Touchstone Large Cap Focused Fund
Class A	Actual	0.95%	$1,000.00	$1,035.20	$4.79	**
Class A	Hypothetical	0.95%	$1,000.00	$1,020.08	$4.76	**

Class C	Actual	1.76%	$1,000.00	$1,031.00	$8.86	**
Class C	Hypothetical	1.76%	$1,000.00	$1,016.07	$8.80	**

Class Y	Actual	0.73%	$1,000.00	$1,036.10	$3.69	**
Class Y	Hypothetical	0.73%	$1,000.00	$1,021.17	$3.66	**

Institutional Class	Actual	0.66%	$1,000.00	$1,036.50	$3.33	**
Institutional Class	Hypothetical	0.66%	$1,000.00	$1,021.52	$3.31	**

Touchstone Small Company Fund
Class A	Actual	1.08%	$1,000.00	$1,059.40	$5.51
Class A	Hypothetical	1.08%	$1,000.00	$1,019.44	$5.41

Class C	Actual	1.84%	$1,000.00	$1,055.60	$9.38
Class C	Hypothetical	1.84%	$1,000.00	$1,015.67	$9.20

Class Y	Actual	0.85%	$1,000.00	$1,063.40	$4.35
Class Y	Hypothetical	0.85%	$1,000.00	$1,020.58	$4.26

Institutional Class	Actual	0.79%	$1,000.00	$1,063.40	$4.04
Institutional Class	Hypothetical	0.79%	$1,000.00	$1,020.88	$3.96

Class R6	Actual	0.73%	$1,000.00	$1,062.00	$3.73
Class R6	Hypothetical	0.73%	$1,000.00	$1,021.17	$3.66

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $4.74, $8.81, $3.63 and $3.28, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $4.71, $8.75, $3.61, and $3.26, respectively.

78

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustees[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	49	IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors, Inc. (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	49	None.

79

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	49	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2011 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

[2]	As of June 30, 2018, the Touchstone Fund Complex consisted of 25 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 10 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

80

Management of the Trust (Unaudited) (Continued)

Principal Officers:
Term of
Name	Position	Office and
Address	Held with	Length of	Principal Occupation(s)
Year of Birth	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard The Bank of New York Mellon 201 Washington St, 13th Floor Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director of The Bank of New York Mellon

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

81

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

83

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Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

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4400 Computer Drive

Westborough, Massachusetts 01581

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800.543.0407

* A Member of Western & Southern Financial Group

TSF-54BB-TST-SENT-AR-1806

84

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (June/Nov Funds) totaled $71,350 and $66,200 for the seven-month period ended June 30, 2018 and the fiscal year ended November 30, 2017, respectively, including fees associated with the annual audits and filings of Form N-1A and Form NSAR.

Audit-Related Fees

(b)	The fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $10,500 and $7,092 for the seven-month period ended June 30, 2018 and the fiscal year ended November 30, 2017, respectively. The fees for 2018 relate to additional audit procedures and review of predecessor auditor work papers. The fees for 2017 relate to consent filings for N-14s.

Tax Fees

(c)	The fees for tax compliance services totaled $23,818 and $20,780 for the seven-month period ended June 30, 2018 and the fiscal year ended November 30, 2017, respectively. The fees relate to the preparation of federal income, excise tax returns and review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $5,000 and $0 for the seven-month period ended June 30, 2018 and the fiscal year ended November 30, 2017, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)

All services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (June/Nov Funds) and certain entities*, totaled approximately $39,318 and $27,872 for the seven-month period ended June 30, 2018 and the fiscal year ended November 30, 2017, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s four-month period from March 1, 2018 to June 30, 2018 that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date August 13, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date August 13, 2018

By (Signature and Title)* /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date August 13, 2018

* Print the name and title of each signing officer under his or her signature.